John Hancock
Sovereign
Investors
Fund

ANNUAL
REPORT

12.31.02

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29

Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last twelve months

* An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down.

* Our relatively large stake in large-capitalization stocks held back performance.

* We began to see some compelling values that meet our stringent investment standards.

[Bar chart with heading "John Hancock Sovereign Investors Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -18.68% total return for Class A. The second bar represents the -19.29% total return for Class B. The third bar represents the -19.27% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.1%   Bank of America
 3.4%   Exxon Mobil
 3.4%   Johnson & Johnson
 2.9%   Citigroup
 2.7%   General Electric
 2.6%   Philip Morris Cos.
 2.5%   American International Group
 2.5%   International Business Machines
 2.3%   AFLAC
 2.1%   Avon Products

As a percentage of net assets on December 31, 2002.



MANAGERS'
REPORT

BY JOHN F. SNYDER, III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down throughout the year. There were few safe havens as the downturn hit virtually every sector of the market. With the Dow Jones Industrial Average down 15.04% and the Standard & Poor's 500 Index down 22.09%, stocks posted their third consecutive year of negative returns -- something that hasn't happened in 60 years.

PERFORMANCE REVIEW

In this difficult market environment, John Hancock Sovereign Investors Fund's Class A, Class B and Class C shares returned -18.68%, -19.29% and -19.27%, respectively, at net asset value. By comparison, the average equity-income fund returned -16.33%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"An anemic economic
 recovery, lackluster
 earnings and high-
 profile corporate
 scandals drove stock
 prices down..."

LARGE CAPS SUFFER; CONSUMERS STRONG

The Fund's relative underperformance can be explained by its heavier emphasis on large-capitalization stocks. Many of our large-cap names were spared during the market's decline in 2001. As the end of a market downturn gets closer, however, there's often indiscriminate selling. That's what happened this year as many large-cap names fell in the last stages of the market's capitulation. What's more, in the wake of corporate scandals, many large-cap companies with complex balance sheets suffered as investors began to question their accounting practices.

[Photos of John Snyder, Peter Schofield, and Barry Evans flush right next to first paragraph.]

Citigroup and IBM were among the large-cap holdings that disappointed us. A combination of legal problems, difficulties overseas and the weak U.S. stock market took its toll on Citigroup. We believe, however, that the company's fundamentals are very strong, especially compared with its competitors. Furthermore, we believe the problems that plagued the stock this year will be alleviated in 2003.

IBM has suffered from a lack of capital spending. In our opinion, management has done a great job refocusing the business through strategic divestitures and acquisitions. As a result, they've been able to gain market share in an extremely challenging business environment. Once the economy improves, IBM should be well positioned to benefit from a pick-up in capital spending.

"...our consumer staple
 stocks continued to
 perform strongly..."

On the flip side, our consumer staple stocks continued to perform strongly throughout the year. In particular, Procter & Gamble and Avon have been among the few companies that have met or exceeded their earnings projections. At P&G, new management has successfully streamlined the company's product line and in turn, gained market share. The story was similar for Avon as new management grew sales -- especially in international markets -- with several successful new products.

NEW OPPORTUNITIES

In this challenging market environment, we've maintained our focus on our long-term investment strategy. The vast majority of the Fund's holdings remain in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Our dividend performers' investment philosophy keeps us squarely focused on high-quality companies with reasonable valuations, steady earnings growth, strong cash flow and market leadership.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 10%, the second is Banks 10%, the third Oil & gas 9%, the fourth Computers 8%, and the fifth Insurance 7%.]

Given the stock market's prolonged downturn, we've begun to see some compelling values that meet our strict investment standards. The decline has allowed us to add several new stocks to the portfolio that we've long admired, but haven't been able to purchase because of their high valuations. Omnicom -- one of the world's leading advertising agencies -- was hit hard as investors worried that advertising spending would dry up in a slowing economy. With a solid balance sheet and strong client base throughout the world, we believe that Omnicom will be one of the biggest beneficiaries of an increase in advertising that will undoubtedly accompany a stronger economy.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into four sections (from top to left): Common stocks 90%, Corporate bonds 5%, Short-term investments & other 4% and Preferred stocks 1%.]

State Street Corp. is another new addition. Like Omnicom, we've followed the company closely, but the stock has been too expensive until this year. Being one of the largest financial processors in the world, the market's downturn has taken a toll on State Street's revenues. That's because when stock market activity declines, so do processing needs. We've taken advantage of the company's recent drop to add the stock to the portfolio. Looking ahead, we believe the company will bounce back once the stock market turns around. What's more, as mutual fund companies increasingly outsource their processing business, State Street is likely to gain market share.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is IBM followed by a down arrow with the phrase "Lack of capital spending." The second listing is Citigroup followed by a down arrow with the phrase "Legal issues; weak stock market." The third listing is Avon followed by an up arrow with the phrase "Successful new products."]

OUTLOOK

This year ended with a stock market rally that left many investors wondering whether the downturn was finally over. Investors remain skeptical, however, remembering all too well the 2001 year-end rally, which quickly faded in 2002. As we look ahead, we are optimistic that stock prices will move higher this year. After three straight years of losses, it would be unlikely for stocks to decline four years in a row. That's happened only once -- from 1929-1932 during the Depression -- and the situation is far different today.

"Although the economic
 recovery will gain momen-
 tum in 2003, we don't expect
 to see a sharp rebound."

Although the economic recovery will gain momentum in 2003, we don't expect to see a sharp rebound. Since low interest rates have allowed the consumer to continue spending during this recession, there's not a significant amount of pent-up demand. In addition, excess capacity in the industrial sector will continue to limit pricing power and keep pressure on corporate earnings. As a result, it will be critical to own high quality companies with strong balance sheets, steady earnings growth and the ability to leverage the gradual upturn in the economy.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -22.76%      -23.26%      -20.86%      -22.09%
Five years                      -1.55%       -1.53%          --        -0.58%
Ten years                        6.53%          --           --         9.34%
Since inception                    --         6.52%       -3.36%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -22.76%      -23.26%      -20.86%      -22.09%
Five years                      -7.51%       -7.41%          --        -2.87%
Ten years                       88.16%          --           --       144.21%
Since inception                    --        76.41%      -14.75%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $24,421 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $19,809 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $18,816 as of December 31, 2002.

                                    Class B 1    Class C 1
Period beginning                     1-3-94       5-1-98
Without sales charge                $17,641       $8,612
With maximum sales charge                --       $8,526
Index                               $22,190       $8,439

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations, and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 90.21%                                                                                   $1,136,452,353
(Cost $958,824,640)

Advertising 1.54%                                                                                         $19,380,000
   300,000  Omnicom Group, Inc.                                                                            19,380,000

Banks 10.23%                                                                                              128,906,000
   750,000  Bank of America Corp.                                                                          52,177,500
   800,000  Bank of New York Co., Inc. (The)                                                               19,168,000
   600,000  Mellon Financial Corp.                                                                         15,666,000
   250,000  State Street Corp.                                                                              9,750,000
   300,000  U.S. Bancorp                                                                                    6,366,000
   550,000  Wells Fargo & Co.                                                                              25,778,500

Beverages 1.09%                                                                                            13,721,500
   325,000  PepsiCo, Inc.                                                                                  13,721,500

Chemicals 3.61%                                                                                            45,453,536
   500,000  Air Products & Chemicals, Inc.                                                                 21,375,000
   416,800  Praxair, Inc.                                                                                  24,078,536

Computers 8.05%                                                                                           101,435,000
   280,000  Automatic Data Processing, Inc.                                                                10,990,000
 1,500,000  Cisco Systems, Inc.*                                                                           19,650,000
 1,250,000  Hewlett-Packard Co.                                                                            21,700,000
   400,000  International Business Machines Corp.                                                          31,000,000
   350,000  Microsoft Corp.*                                                                               18,095,000

Cosmetics & Personal Care 2.97%                                                                            37,421,000
   500,000  Avon Products, Inc.                                                                            26,935,000
   200,000  Colgate-Palmolive Co.                                                                          10,486,000

Diversified Operations 6.21%                                                                               78,208,000
   200,000  3M Co.                                                                                         24,660,000
 1,400,000  General Electric Co.                                                                           34,090,000
   300,000  Illinois Tool Works, Inc.                                                                      19,458,000

Electronics 1.19%                                                                                          14,974,206
   294,478  Emerson Electric Co.                                                                           14,974,206

Finance 6.54%                                                                                              82,401,831
   200,000  American Express Co.                                                                            7,070,000
 1,052,941  Citigroup, Inc.                                                                                37,052,994
   648,309  MBNA Corp.                                                                                     12,330,837
   650,000  Morgan Stanley Dean Witter & Co.                                                               25,948,000

Food 1.32%                                                                                                 16,644,132
   427,540  Kraft Foods, Inc. (Class A)                                                                    16,644,132

Insurance 7.31%                                                                                            92,131,010
   960,000  AFLAC, Inc.                                                                                    28,915,200
   550,000  American International Group, Inc.                                                             31,817,500
   350,000  Hartford Financial Services Group, Inc. (The)                                                  15,900,500
 1,057,871  Travelers Property Casualty Corp. (Class A)*                                                   15,497,810

Media 1.32%                                                                                                16,675,396
   275,900  McGraw-Hill Cos., Inc. (The)                                                                   16,675,396

Medical 10.23%                                                                                            128,919,920
   450,000  Abbott Laboratories                                                                            18,000,000
   400,000  Baxter International, Inc.                                                                     11,200,000
   350,000  Cardinal Health, Inc.                                                                          20,716,500
   802,000  Johnson & Johnson                                                                              43,075,420
   300,000  Medtronic, Inc.                                                                                13,680,000
   150,000  Merck & Co., Inc.                                                                               8,491,500
   450,000  Pfizer, Inc.                                                                                   13,756,500

Mortgage Banking 4.15%                                                                                     52,304,500
   400,000  Fannie Mae                                                                                     25,732,000
   450,000  Freddie Mac                                                                                    26,572,500

Office 1.37%                                                                                               17,184,858
   281,350  Avery Dennison Corp.                                                                           17,184,858

Oil & Gas 8.61%                                                                                           108,474,249
   300,000  Anadarko Petroleum Corp.                                                                       14,370,000
   600,000  BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    24,390,000
   400,000  ChevronTexaco Corp.                                                                            26,592,000
 1,234,180  Exxon Mobil Corp.                                                                              43,122,249

Retail 4.43%                                                                                               55,776,028
   100,000  Family Dollar Stores, Inc.                                                                      3,121,000
   500,000  Lowe's Cos., Inc.                                                                              18,750,000
   433,200  SYSCO Corp.                                                                                    12,905,028
   700,000  Target Corp.                                                                                   21,000,000

Soap & Cleaning Preparations 1.71%                                                                         21,485,000
   250,000  Procter & Gamble Co. (The)                                                                     21,485,000

Telecommunications 3.45%                                                                                   43,483,823
   300,000  Nokia Corp., ADR (Finland)                                                                      4,650,000
   789,241  SBC Communications, Inc.                                                                       21,396,323
   450,000  Verizon Communications, Inc.                                                                   17,437,500

Tobacco 2.57%                                                                                              32,424,000
   800,000  Philip Morris Cos., Inc.                                                                       32,424,000

Utilities 2.31%                                                                                            29,048,364
   150,000  ALLTEL Corp.                                                                                    7,650,000
   300,000  BellSouth Corp.                                                                                 7,761,000
   490,200  Questar Corp.                                                                                  13,637,364

PREFERRED STOCKS 0.55%                                                                                     $6,930,000
(Cost $6,000,000)

Oil & Gas 0.55%                                                                                             6,930,000
   60,000  Lasmo America Ltd., 8.15% (R)                                                                    6,930,000


                                                                   INTEREST    CREDIT       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE    RATING** (000s OMITTED)           VALUE
CORPORATE BONDS 5.40%                                                                                     $68,095,453
(Cost $66,953,530)

Energy 0.47%                                                                                                5,883,875
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-           5,000       5,883,875

Finance 1.18%                                                                                              14,950,187
Guaranteed Trade Trust,
Gtd Note Ser 94-A 06-26-06                                            7.390      AAA            5,821       6,430,811
Household Finance Corp.,
Note 01-24-06                                                         6.500      A-             8,000       8,519,376

Media 1.32%                                                                                                16,648,036
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB            6,500       7,526,571
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-           4,000       4,120,000
TCI Communications, Inc.,
Sr Note 01-15-03                                                      8.250      BBB            5,000       5,001,465

Telecommunications 0.21%                                                                                    2,621,780
GTE North, Inc.,
Deb Ser A 01-01-21                                                    9.600      A+             2,500       2,621,780

Utilities 2.22%                                                                                            27,991,575
Appalachian Power Co.,
Sr Note Ser E 06-15-05                                                4.800      BBB+           2,000       2,008,194
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.680      BBB-           6,494       6,928,384
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-           10,535      10,745,700
New Valley Generation II,
Pass Thru Ctf 05-01-20                                                5.572      AAA            2,805       2,997,482
Tennessee Valley Authority,
Note 07-15-43                                                         7.250      AAA            5,000       5,311,815

U.S. GOVERNMENT AND AGENCIES OBLIGATIONS 0.06%                                                               $718,089
(Cost $661,291)

Government -- U.S. Agencies 0.06%                                                                            $718,089
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 08-15-24                                       8.000      AAA              657         718,089

                                                                             INTEREST      PAR VALUE
ISSUER, DESCRIPTION                                                              RATE  (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 21.29%                                                                            $268,256,041
(Cost $268,256,041)

Joint Repurchase Agreement 3.31%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by
U.S. Treasury Bond 8.500% due 02-15-20,
U.S. Treasury Notes 4.625% due 02-28-02 and
5.375% due 06-30-03, U.S. Treasury Inflation
Indexed Notes 3.500% due 01-15-11 and 3.000%
due 07-15-12)                                                                  1.150%         41,714      41,714,000


                                                                                              SHARES
Cash Equivalents 17.98%
AIM Cash Investment Trust***                                                             226,542,041      226,542,041

TOTAL INVESTMENTS 117.51%                                                                              $1,480,451,936

OTHER ASSETS AND LIABILITIES, NET (17.51%)                                                              ($220,601,260)

TOTAL NET ASSETS 100.00%                                                                               $1,259,850,676

  * Non-income producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

*** Represents investment of securities lending collateral.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,930,000 or 0.55% of net assets as of December 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,300,695,502,
  including $222,300,392 of securities loaned)                 $1,480,451,936
Cash                                                                      135
Receivable for investments sold                                     5,162,087
Receivable for shares sold                                             91,044
Dividends and interest receivable                                   3,894,624
Other assets                                                          396,259

Total assets                                                    1,489,996,085

LIABILITIES
Payable for investments purchased                                     773,553
Payable for securities on loan                                    226,542,041
Payable to affiliates                                               2,292,306
Other payables and accrued expenses                                   537,509

Total liabilities                                                 230,145,409

NET ASSETS
Capital paid-in                                                 1,171,784,757
Accumulated net realized loss on investments                      (91,514,737)
Net unrealized appreciation of investments                        179,756,434
Distributions in excess of net investment income                     (175,778)

Net assets                                                     $1,259,850,676

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($907,528,038 [DIV] 57,392,158 shares)                         $15.81
Class B ($328,054,601 [DIV] 20,769,889 shares)                         $15.79
Class C ($24,268,037 [DIV] 1,534,567 shares)                           $15.81

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($15.81 [DIV] 95%)                                           $16.64
Class C ($15.81 [DIV] 99%)                                             $15.97

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $38,000)           $27,838,180
Interest (including securities lending income of $389,993
  and net of foreign withholding taxes of $16,667)                 10,416,350

Total investment income                                            38,254,530

EXPENSES
Investment management fee                                           8,703,622
Class A distribution and service fee                                3,187,797
Class B distribution and service fee                                4,309,103
Class C distribution and service fee                                  222,151
Transfer agent fee                                                  3,328,892
Accounting and legal services fee                                     439,523
Custodian fee                                                         228,413
Miscellaneous                                                          92,043
Registration and filing fee                                            90,783
Trustees' fee                                                          85,037
Printing                                                               82,263
Auditing fee                                                           40,600
Interest expense                                                       24,249
Legal fee                                                              22,557

Total expenses                                                     20,857,033
Less expense reductions                                                (1,850)

Net expenses                                                       20,855,183

Net investment income                                              17,399,347

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                  (90,047,264)
Change in net unrealized appreciation (depreciation)
  of investments                                                 (253,306,863)

Net realized and unrealized loss                                 (343,354,127)

Decrease in net assets from operations                          ($325,954,780)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                       YEAR            YEAR
                                                      ENDED           ENDED
                                                   12-31-01        12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $24,267,904     $17,399,347
Net realized gain (loss)                         87,473,939     (90,047,264)
Change in net unrealized
  appreciation (depreciation)                  (242,845,053)   (253,306,863)

Decrease in net assets resulting
  from operations                              (131,103,210)   (325,954,780)

Distributions to shareholders
From net investment income
Class A                                         (21,483,276)    (15,200,803)
Class B                                          (5,690,116)     (3,050,052)
Class C                                            (148,909)       (177,688)
From net realized gain
Class A                                         (93,517,970)     (6,861,940)
Class B                                         (42,463,282)     (2,512,670)
Class C                                          (1,288,670)       (183,073)
                                               (164,592,223)    (27,986,226)
From Fund share transactions                   (116,803,512)   (170,742,889)

NET ASSETS
Beginning of period                           2,197,033,516   1,784,534,571

End of period 1                              $1,784,534,571  $1,259,850,676

1 Includes distributions in excess of net investment income of $235,249 and $175,778, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.41      $24.23      $24.51      $23.35      $19.88
Net investment income 2                                   0.31        0.30        0.33        0.32        0.24
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.61       (1.77)      (3.94)
Total from investment
  operations                                              3.42        1.41        0.94       (1.45)      (3.70)
Less distributions
From net investment income                               (0.31)      (0.35)      (0.33)      (0.37)      (0.25)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.60)      (1.13)      (2.10)      (2.02)      (0.37)
Net asset value,
  end of period                                         $24.23      $24.51      $23.35      $19.88      $15.81
Total return 3 (%)                                       15.62        5.91        4.10       (6.06)     (18.68)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,884      $1,788      $1,446      $1,217        $908
Ratio of expenses to
  average net assets (%)                                  1.03        1.05        1.08        1.10        1.17
Ratio of net investment
  income to average net assets (%)                        1.33        1.21        1.44        1.50        1.36
Portfolio turnover (%)                                      51          64          46          76          85

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.38      $24.20      $24.48      $23.31      $19.86
Net investment income 2                                   0.14        0.13        0.17        0.17        0.12
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.60       (1.76)      (3.94)
Total from investment
  operations                                              3.25        1.24        0.77       (1.59)      (3.82)
Less distributions
From net investment income                               (0.14)      (0.18)      (0.17)      (0.21)      (0.13)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.43)      (0.96)      (1.94)      (1.86)      (0.25)
Net asset value,
  end of period                                         $24.20      $24.48      $23.31      $19.86      $15.79
Total return 3 (%)                                       14.79        5.20        3.32       (6.66)     (19.29)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $790        $820        $663        $551        $328
Ratio of expenses to
  average net assets (%)                                  1.79        1.73        1.78        1.80        1.87
Ratio of net investment
  income to average net assets (%)                        0.58        0.54        0.75        0.80        0.65
Portfolio turnover (%)                                      51          64          46          76          85

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 4  12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33      $19.88
Net investment income 2                                   0.13        0.13        0.18        0.17        0.12
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)      (3.94)
Total from investment
  operations                                              1.20        1.23        0.77       (1.59)      (3.82)
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)      (0.13)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.41)      (0.95)      (1.94)      (1.86)      (0.25)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88      $15.81
Total return 3 (%)                                        5.18 5      5.17        3.32       (6.66)     (19.27)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17         $24
Ratio of expenses to
  average net assets (%)                                  1.67 6      1.75        1.79        1.80        1.87
Ratio of net investment
  income to average net assets (%)                        0.84 6      0.51        0.76        0.82        0.67
Portfolio turnover (%)                                      51          64          46          76          85

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.43%, 0.72% and 0.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class C shares began operations on 5-1-98.

5 Not annualized.

6 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. No Class I shares have been issued as of December 31, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $222,300,392 collateralized by cash in the amount of $226,542,041. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $89,791,390 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010. Net capital losses of $1,091,684 that are attributable to security transactions that occurred after October 31, 2002, are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $18,428,543 and long-term capital gains $9,557,683. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of December 31, 2002, the components of distributable earnings on a tax basis included $85,154 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accordingly, the custody expense reduction amounted to $1,850, and had no impact on the Fund's ratio of expenses to average net asset for the year ended December 31, 2002.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $1,027,023 with regard to sales of Class A shares. Of this amount, $157,106 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $556,528 was paid as sales commissions to unrelated broker-dealers and $313,389 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $72,370 with regard to sales of Class C shares. Of this amount, $67,186 was paid as sales commissions to unrelated broker-dealers and $5,184 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, CDSCs received by JH Funds amounted to $800,046 for Class B shares and $11,779 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 12-31-01             YEAR ENDED 12-31-02
                               SHARES          AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                        3,336,339     $72,751,800      7,115,380     $128,166,011
Distributions reinvested    5,388,568     106,277,304      1,218,520       20,462,624
Repurchased                (9,435,947)   (206,055,587)   (12,150,506)    (210,473,134)
Net decrease                 (711,040)   ($27,026,483)    (3,816,606)    ($61,844,499)

CLASS B SHARES
Sold                        2,832,080     $61,448,950      2,536,815      $45,690,969
Distributions reinvested    2,281,033      44,746,477        317,980        5,295,398
Repurchased                (5,845,389)   (127,066,605)    (9,799,112)    (171,997,634)
Net decrease                 (732,276)   ($20,871,178)    (6,944,317)   ($121,011,267)

CLASS C SHARES
Sold                          435,806      $9,546,015      1,365,472      $24,421,944
Distributions reinvested       62,843       1,232,554         20,572          339,309
Repurchased                  (161,626)     (3,513,723)      (708,865)     (12,648,376)
Net increase                  337,023      $7,264,846        677,179      $12,112,877

CLASS Y SHARES 1
Repurchased                (3,261,479)   ($76,170,697)            --               --
Net decrease               (3,261,479)   ($76,170,697)            --               --

NET DECREASE               (4,367,772)  ($116,803,512)   (10,083,744)   ($170,742,889)

1 Class Y shares were terminated 1-3-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $648,369,066 and $848,276,523, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $590,674,961 and $608,087,773, respectively, during the year ended December 31, 2002.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $1,302,027,269. Gross unrealized appreciation and depreciation of investments aggregated $246,615,341 and $68,190,674, respectively, resulting in net unrealized appreciation of $178,424,667. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $866,056, a decrease in distributions in excess of net investment income of $1,088,667 and a decrease in capital paid-in of $222,611. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to amortization of premium and accretion of discount and to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $424,665 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $552,488, increase unrealized appreciation of investments by $71,807 and increase net realized gain on investments by $480,681.

The effect of this change for the year ended December 31, 2002 was to decrease net investment income by $1,084,007, increase unrealized appreciation on investments by $203,616 and decrease net realized loss of investments by $880,391. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Sovereign Investors Fund of John Hancock Investment Trust,

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Investors Fund (a series of John Hancock Investment Trust) (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Sovereign Investors Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2002.

The Fund has designated distributions to shareholders of $9,557,683 as a capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1992                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1994                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1979                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1991                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1991                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1991                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.

2900A   12/02
         2/03






John Hancock
Balanced
Fund

ANNUAL
REPORT

12.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 27

For your information
page 33

Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
current income,
long-term growth
of capital and
income and
preservation of
capital. To pursue
these goals, the
Fund allocates its
investments
among a
diversified mix
of debt and
equity securities.

Over the last twelve months

* An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down.

* Our relatively large stake in large-capitalization stocks, and relatively smaller stake in bonds held back performance.

* We began to see some compelling values that meet our stringent investment standards

[Bar chart with heading "John Hancock Balanced Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -18.19% total return for Class A. The second bar represents the -18.71% total return for Class B. The third bar represents the -18.71% total return for Class C. The fourth bar represents the -17.29%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2002 through December 31, 2002."]

Top 10 holdings

 9.9%   United States Treasury
 3.1%   Midland Funding Corp. II
 2.8%   Lasmo America Ltd., 8.15%
 2.2%   Citigroup, Inc.
 2.2%   Government National Mortgage Assn.
 2.2%   Financing Corp.
 2.1%   Verizon Communications, Inc.
 2.1%   Avon Products, Inc.
 2.1%   AFLAC, Inc.
 2.0%   Praxair, Inc.

As a percentage of net assets on December 31, 2002.



MANAGERS'
REPORT

BY ROGER HAMILTON AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Balanced Fund

Recently Roger Hamilton joined the Fund's investment team as manager of the Fund's equity portfolio. Mr. Hamilton, who has been with John Hancock since 1994, currently serves as a member of several of John Hancock Fund's large-cap equity mutual fund management teams. He also manages one of the firm's private client strategies and previously managed several fixed-income funds. He began his business career in 1980.

An anemic economic recovery, lackluster earnings and high- profile corporate scandals drove stock prices down throughout the year. There were few safe havens as the downturn hit virtually every sector of the market. With the Dow Jones Industrial Average down 15.04% and the
Standard & Poor's 500 Index down 22.09%, stocks posted their third consecutive year of negative returns -- something that hasn't happened in 60 years.

"There were few safe
 havens as the downturn
 hit virtually every sector
 of the market."

PERFORMANCE REVIEW

In this difficult market environment, John Hancock Balanced Fund's Class A, Class B and Class C shares returned -18.19%, -18.71% and -18.71%, respectively, at net asset value. By comparison, the average balanced fund returned -11.71%, according to Lipper, Inc.1 Class I shares, which were launched on March 1, 2002, returned -17.29% at net asset value from inception through December 31, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

LARGE-CAPS SUFFER

The Fund's relative underperformance can be explained by a heavier emphasis than its peers on large-capitalization stocks. Many of our large-cap names were spared during the market's decline in 2001. As the end of a market downturn gets closer, however, there's often indiscriminant selling. That's what happened this year as many large-cap names fell in the last stages of the market's capitulation. What's more, in the wake of corporate scandals, many large-cap companies with complex balance sheets suffered as investors began to question their accounting practices.

[Photos of Roger Hamilton and Barry Evans flush right next to first paragraph.]

In addition, our smaller bond position also detracted from performance. Given the pervasive uncertainty in the stock market, many investors flocked to bonds -- especially U.S. Treasuries -- as a safe haven. With bonds moving up strongly throughout the year, we couldn't keep up with our competitors holding larger bond stakes.

On the flip side, our consumer staple stocks continued to perform strongly throughout the year. In particular, Avon has been among the few companies that has met or exceeded earnings projections. New management has grown sales -- especially in international markets -- with several successful new products.

"...our smaller bond
 position also detracted
 from performance."

FOCUS ON CORPORATE BONDS

We've gradually increased our bond position to roughly 33% of net assets, up from 27% six months ago. Our focus remains on corporate bonds rather than U.S. Treasuries. There's a big gap between yields on corporate bonds and U.S. Treasuries, with corporate bonds offering much more attractive yields than Treasuries. Typically, wide yield spreads indicate that corporate bonds have more upside potential. What's more, being more economically sensitive, corporate bonds are more likely to leverage an improving economy.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Government-U.S. 10%, the second is Utilities 9%, the third Government-U.S. agencies 9%, the fourth Oil & gas 8%, and the fifth Medical 7%.]

NEW OPPORTUNITIES

In this challenging market environment, we've adhered to our long-term investment strategy. The vast majority of the Fund's holdings remain in "dividend performers" -- those companies that have typically increased their dividend payments over time. This investment philosophy keeps us squarely focused on high-quality companies with reasonable valuations, steady earnings growth, strong cash flow and market leadership.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into five sections (from top to left): Common stocks 59%, Preferred stocks 4%, Corporate bonds 14%, U.S. government & agency bonds 19%, and Short-term investments & other 4%.]

Given the stock market's prolonged downturn, we've begun to see some compelling values that meet our stringent investment standards. The decline has allowed us to add several new stocks to the portfolio that we've long admired, but had not until recently been able to purchase because of their high valuations. Omnicom -- one of the world's leading advertising agencies -- is a perfect example. The stock was hit hard as investors worried that advertising spending would dry up in a slowing economy. The decline brought Omnicom's valuation down to a level where we felt comfortable buying the stock. With a solid balance sheet and strong client base throughout the world, we believe that Omnicom will be one of the biggest beneficiaries of an increase in advertising that will undoubtedly accompany a stronger economy.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is General Electric followed by a down arrow with the phrase "Weak power generation business." The second listing is Citigroup followed by a down arrow with the phrase "Legal issues; weak stock market." The third listing is Avon followed by an up arrow with the phrase "Successful new products."]

OUTLOOK

This year ended with a stock market rally that left many investors wondering whether the downturn was finally over and stocks would turn around in 2003. Investors remain skeptical, however, remembering all too well the 2001 year-end rally, which quickly faded in 2002. As we look ahead, we believe that stock prices will move higher this year. After three straight years of losses, we believe it would be unlikely for stocks to decline for a fourth year in a row. That's happened only once -- from 1929-1932 during the depression -- and the situation is far different today.

"...we believe that stock
 prices will move higher
 this year."

Although the economic recovery will probably gain momentum in 2003, we don't expect to see a sharp rebound. Since low interest rates have allowed the consumer to continue spending during this recession, there's not a significant amount of pent-up demand. In addition, excess capacity in the industrial sector will continue to limit pricing power and keep pressure on corporate earnings. As a result, it will be critical to own high-quality companies with strong balance sheets, steady earnings growth and the ability to leverage the gradual upturn in the economy.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

Two indexes are used
for comparison. The
Standard & Poor's 500
Index, Index 1, is an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Lehman Brothers
Government/Credit
Bond Index, Index 2,
an unmanaged index
that measures the per-
formance of U.S.
government bonds,
U.S. corporate bonds,
and Yankee bonds.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Class I 1     Index 1
Inception date                10-5-92      10-5-92       5-3-99       3-1-02           --

Average annual returns with maximum sales charge (POP)
One year                       -22.26%      -22.71%      -20.31%          --       -22.09%
Five years                      -3.05%       -3.06%          --           --        -0.58%
Ten years                        4.47%        4.28%          --           --         9.34%
Since inception                    --           --        -8.27%      -17.29% 2        --

Cumulative total returns with maximum sales charge (POP)
One year                       -22.26%      -22.71%      -20.31%          --       -22.09%
Five years                     -14.33%      -14.41%          --           --        -2.87%
Ten years                       54.85%       52.01%          --           --       144.21%
Since inception                    --           --       -27.11%      -17.29%          --

SEC 30-day yield as of December 31, 2002
                                 1.97%        1.37%        1.36%        1.60%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1 and is equal to $24,421 as of December 31, 2002. The second line represents Index 2 and is equal to $20,828 as of December 31, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund, before sales charge, and is equal to $16,306 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $15,485 as of December 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                   12-31-92       5-3-99       3-1-02
Without sales charge                $15,201       $7,364       $8,271
With maximum sales charge                --       $7,289           --
Index 1                             $24,421       $6,927       $8,062
Index 2                             $20,828      $13,312      $10,930

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies securities, and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

SHARES     ISSUER                                                                                           VALUE
COMMON STOCKS  59.09%                                                                                     $72,214,930
(Cost $70,393,157)

Advertising  1.69%                                                                                         $2,067,200
  32,000   Omnicom Group, Inc.                                                                              2,067,200

Banks -- United States  3.79%                                                                               4,625,919
  28,000   Bank of America Corp.                                                                            1,947,960
  76,100   Citigroup, Inc.                                                                                  2,677,959

Beverages  1.58%                                                                                            1,933,676
  45,800   PepsiCo, Inc.                                                                                    1,933,676

Chemicals  4.96%                                                                                            6,059,514
  45,800   Air Products & Chemicals, Inc.                                                                   1,957,950
  41,200   Praxair, Inc.                                                                                    2,380,124
  53,000   Rohm & Haas Co.                                                                                  1,721,440

Computers  4.32%                                                                                            5,284,400
 136,700   Cisco Systems, Inc.*                                                                             1,790,770
  49,500   Dell Computer Corp.*                                                                             1,323,630
 125,000   Hewlett-Packard Co.                                                                              2,170,000

Consumer Products -- Misc. 1.18%                                                                            1,443,750
  35,000   Clorox Co. (The)                                                                                 1,443,750

Cosmetics & Personal Care  2.08%                                                                            2,537,277
  47,100   Avon Products, Inc.                                                                              2,537,277

Diversified Operations  1.06%                                                                               1,297,200
  20,000   Illinois Tool Works, Inc.                                                                        1,297,200

Electronics  5.59%                                                                                          6,833,676
  55,800   Analog Devices, Inc.*                                                                            1,331,946
  42,000   Emerson Electric Co.                                                                             2,135,700
  48,800   General Electric Co.                                                                             1,188,280
 165,000   Motorola, Inc.                                                                                   1,427,250
  50,000   Texas Instruments, Inc.                                                                            750,500

Finance  4.06%                                                                                              4,962,463
  38,800   American Express Co.                                                                             1,371,580
  71,050   MBNA Corp.                                                                                       1,351,371
  56,100   Morgan Stanley Dean Witter & Co.                                                                 2,239,512

Insurance  4.84%                                                                                            5,913,967
  83,000   AFLAC, Inc.                                                                                      2,499,960
  32,600   American International Group, Inc.                                                               1,885,910
 104,307   Travelers Property Casualty Corp. (Class A)*                                                     1,528,097

Media  1.73%                                                                                                2,115,444
  51,900   Viacom, Inc. (Class B)*                                                                          2,115,444

Medical  7.10%                                                                                              8,671,836
  34,000   Abbott Laboratories                                                                              1,360,000
  59,000   Baxter International, Inc.                                                                       1,652,000
  35,000   Cardinal Health, Inc.                                                                            2,071,650
  70,000   Guidant Corp.*                                                                                   2,159,500
  26,600   Johnson & Johnson                                                                                1,428,686

Mortgage Banking  1.47%                                                                                     1,801,240
  28,000   Fannie Mae                                                                                       1,801,240

Oil & Gas  5.02%                                                                                            6,129,851
  43,100   BP Plc, American Depositary Receipts (United Kingdom)                                            1,752,015
  31,900   ChevronTexaco Corp.                                                                              2,120,712
  64,600   Exxon Mobil Corp.                                                                                2,257,124

Retail  4.00%                                                                                               4,890,430
  58,000   Family Dollar Stores, Inc.                                                                       1,810,180
  41,900   Lowe's Cos., Inc.                                                                                1,571,250
  50,300   Target Corp.                                                                                     1,509,000

Telecommunications  3.29%                                                                                   4,025,887
  52,020   SBC Communications, Inc.                                                                         1,410,262
  67,500   Verizon Communications, Inc.                                                                     2,615,625

Tobacco  1.33%                                                                                              1,621,200
  40,000   Philip Morris Cos., Inc.                                                                         1,621,200

PREFERRED STOCKS  4.29%                                                                                    $5,248,368
(Cost $4,937,240)

Media  1.46%                                                                                                1,783,368
  19,176   CSC Holdings, Inc., 11.125%, Ser M                                                               1,783,368

Oil & Gas  2.83%                                                                                            3,465,000
  30,000   Lasmo America Ltd., 8.15% (R)                                                                    3,465,000

ISSUER, DESCRIPTION,                                               INTEREST     CREDIT       PAR VALUE
MATURITY DATE                                                          RATE     RATING**    (000s OMITTED)     VALUE
CORPORATE BONDS  14.34%                                                                                   $17,528,740
(Cost $17,085,734)

Energy  1.92%                                                                                              $2,353,550
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                       8.48%     BBB-          $2,000       2,353,550

Finance  2.68%                                                                                              3,280,769
Household Finance Corp.,
Sr Note 01-24-06                                                       6.50      A-             2,015       2,145,818
Standard Credit Card Master Trust,
Pass Thru Ctf Ser 1994-2 Class A 04-07-06                              7.25      AAA            1,000       1,134,951

Insurance  0.01%                                                                                               13,780
Principal Life Global, Inc.
Note 02-15-12 (R)                                                      6.25      AA                13          13,780

Oil & Gas  0.01%                                                                                               15,891
Kinder Morgan Energy Partners, L.P.,
Sr Bond 03-15-32                                                       7.75      BBB+              14          15,891

Paper & Paper Products  0.01%                                                                                   7,693
Norske Skogindustrier A.S.A.,
Note (Norway) 10-15-11 (R)                                             7.63      BBB                7           7,693

Telecommunications  0.81%                                                                                     984,792
Cingular Wireless,
Sr Note 12-15-11                                                       6.50      A+               913         984,792

Utilities  8.90%                                                                                           10,872,265
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                     9.00      BBB-           1,000       1,107,582
EIP Funding-Public Service of New Mexico,
Sec Fac Bond 10-01-12                                                 10.25      BBB-           1,000         995,000
Kansas City Power & Light Co.,
Sr Note 11-15-11                                                       6.50      BBB            2,000       2,149,662
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                    11.75      BB-            3,750       3,825,000
New Valley Generation II,
Pass Thru Ctf 05-01-20                                                 5.57      AAA              935         999,161
Tucson Electric Power Co.,
1st Collateral Trust Bond Ser B 08-01-08                               7.50      BBB-           1,814       1,795,860

U.S. GOVERNMENT AND AGENCIES SECURITIES 18.59%                                                            $22,715,154
(Cost $21,854,979)

Government -- U.S.  9.85%                                                                                  12,035,628
United States Treasury,
Note 12-31-04                                                          1.75      AAA           12,000      12,035,628

Government -- U.S. Agencies 8.74%                                                                          10,679,526
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 08-01-08                                           7.50      AAA              284         300,515
15 Yr Pass Thru Ctf 07-01-11                                           7.00      AAA              481         512,752
15 Yr Pass Thru Ctf 08-01-16                                           6.50      AAA              194         205,527
30 Yr Pass Thru Ctf 01-01-31                                           8.00      AAA              105         113,404
30 Yr Pass Thru Ctf 04-01-31                                           7.50      AAA              145         153,661
30 Yr Pass Thru Ctf 06-01-31                                           7.00      AAA              189         198,765
30 Yr Pass Thru Ctf 05-01-32                                           6.50      AAA              334         348,418
30 Yr Pass Thru Ctf 06-01-32                                           6.00      AAA              109         113,160
30 Yr Pass Thru Ctf 06-01-32                                           7.00      AAA              134         140,830
Note 06-18-07                                                          4.75      AAA            2,000       2,089,928
Note 05-15-11                                                          6.00      AAA            1,000       1,130,363
Financing Corp.,
Bond 11-02-18                                                          9.65      AAA            1,790       2,668,681
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-21                                           9.00      AAA               24          26,312
30 Yr Pass Thru Ctf 04-15-29                                           6.50      AAA            2,548       2,677,210

ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS  7.55%                                                                              $9,223,157
(Cost $9,223,157)

Joint Repurchase Agreement  3.30%
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. -- Dated 12-31-02, due 01-02-03
(Secured by U.S. Treasury Bond 8.500% due 02-15-20,\
U.S. Treasury Notes 4.625% due 02-28-02 and 5.375%
due 06-30-03, U.S. Treasury Inflation Indexed Notes 3.500%
due 01-15-11 and 3.000% due 07-15-12)                                            1.15%          4,029       4,029,000

                                                                                               SHARES
Cash Equivalents  4.25%
AIM Cash Investment Trust***                                                                5,194,157       5,194,157

TOTAL INVESTMENTS  103.86%                                                                               $126,930,349

OTHER ASSETS AND LIABILITIES, NET  (3.86%)                                                                ($4,718,541)

TOTAL NET ASSETS 100.00%                                                                                 $122,211,808


  * Non-income producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock
    Advisers, LLC where Standard & Poor's ratings are not available.

*** Represents investment of security lending collateral.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,486,473 or 2.85% of net assets as of December 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $123,494,267, including
  $9,279,593 of securities loaned)                               $126,930,349
Cash                                                                      289
Receivable for shares sold                                            116,397
Dividends and interest receivable                                     680,764
Other assets                                                           43,459

Total assets                                                      127,771,258

LIABILITIES
Payable for shares repurchased                                         73,538
Payable for securities on loan                                      5,194,157
Payable to affiliates                                                 175,170
Other payables and accrued expenses                                   116,585

Total liabilities                                                   5,559,450

NET ASSETS
Capital paid-in                                                   142,758,344
Accumulated net realized loss on investments                      (24,006,977)
Net unrealized appreciation of investments                          3,436,082
Accumulated net investment income                                      24,359

Net assets                                                       $122,211,808

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($85,451,381 [DIV] 8,893,272 shares)                            $9.61
Class B ($27,915,245 [DIV] 2,904,470 shares)                            $9.61
Class C ($1,990,121 [DIV] 207,048 shares)                               $9.61
Class I ($6,855,061 [DIV] 713,372 shares)                               $9.61

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.61 [DIV] 95%)                                            $10.12
Class C ($9.61 [DIV] 99%)                                               $9.71

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including securities lending income of $24,919
  and net of foreign withholding taxes of $9,980)                  $2,749,828
Dividends (net of foreign withholding taxes of $6,985)              2,523,110

Total investment income                                             5,272,938

EXPENSES
Investment management fee                                             893,723
Class A distribution and service fee                                  321,694
Class B distribution and service fee                                  352,767
Class C distribution and service fee                                   22,815
Class A, B and C transfer agent fee                                   441,795
Class I transfer agent fee                                             15,245
Registration and filing fee                                            88,595
Custodian fee                                                          59,005
Accounting and legal services fee                                      42,827
Auditing fee                                                           37,100
Printing                                                               21,552
Miscellaneous                                                          10,893
Trustees' fee                                                           7,592
Legal fee                                                               3,158
Interest expense                                                        2,164

Total expenses                                                      2,320,925

Net investment income                                               2,952,013

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                  (18,484,630)
Change in net unrealized appreciation (depreciation)
  of investments                                                  (16,168,715)

Net realized and unrealized loss                                  (34,653,345)

Decrease in net assets from operations                           ($31,701,332)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions,
if any, paid to
shareholders
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       12-31-01      12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                $4,509,174    $2,952,013
Net realized loss                                    (4,988,031)  (18,484,630)
Change in net unrealized
  appreciation (depreciation)                       (11,228,682)  (16,168,715)

Decrease in net assets resulting
  from operations                                   (11,707,539)  (31,701,332)

Distributions to shareholders
From net investment income
Class A                                              (3,665,443)   (2,378,362)
Class B                                              (1,073,270)     (524,247)
Class C                                                 (42,365)      (35,162)
Class I 1                                                    --      (156,603)
                                                     (4,781,078)   (3,094,374)
From Fund share transactions                        (25,015,532)  (27,407,241)

NET ASSETS
Beginning of period                                 225,918,904   184,414,755

End of period 2                                    $184,414,755  $122,211,808

1 Class I shares began operations on 3-1-02.

2 Includes accumulated (distributions in excess of) net investment income ($20,938) and $24,359, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.33      $14.06      $14.05      $13.03      $12.02
Net investment income 2                                   0.36        0.35        0.33        0.30        0.23
Net realized and unrealized
  gain (loss) on investments                              1.47        0.18       (0.59)      (0.99)      (2.40)
Total from
  investment operations                                   1.83        0.53       (0.26)      (0.69)      (2.17)
Less distributions
From net investment income                               (0.36)      (0.36)      (0.33)      (0.32)      (0.24)
In excess of net
  investment income                                         --          -- 3        --          --          --
From net realized gain                                   (0.74)      (0.18)      (0.43)         --          --
                                                         (1.10)      (0.54)      (0.76)      (0.32)      (0.24)
Net asset value,
  end of period                                         $14.06      $14.05      $13.03      $12.02       $9.61
Total return 4 (%)                                       14.01        3.89       (1.83)      (5.23)     (18.19)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $97        $131        $148        $136         $85
Ratio of expenses
  to average net assets (%)                               1.21        1.22        1.31        1.37        1.39
Ratio of net investment income
  to average net assets (%)                               2.61        2.47        2.52        2.45        2.15
Portfolio turnover (%)                                      83          94          99          98          86

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.33      $14.06      $14.05      $13.03      $12.01
Net investment income 2                                   0.27        0.26        0.24        0.22        0.16
Net realized and unrealized
  gain (loss) on investments                              1.46        0.17       (0.59)      (1.00)      (2.40)
Total from
  investment operations                                   1.73        0.43       (0.35)      (0.78)      (2.24)
Less distributions
From net investment income                               (0.26)      (0.26)      (0.24)      (0.24)      (0.16)
In excess of net
  investment income                                         --          -- 3        --          --          --
From net realized gain                                   (0.74)      (0.18)      (0.43)         --          --
                                                         (1.00)      (0.44)      (0.67)      (0.24)      (0.16)
Net asset value,
  end of period                                         $14.06      $14.05      $13.03      $12.01       $9.61
Total return 4 (%)                                       13.23        3.16       (2.51)      (5.99)     (18.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $116        $112         $77         $46         $28
Ratio of expenses
  to average net assets (%)                               1.88        1.92        2.01        2.07        2.09
Ratio of net investment income
  to average net assets (%)                               1.93        1.76        1.78        1.75        1.44
Portfolio turnover (%)                                      83          94          99          98          86

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-99 5  12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $14.60      $14.05      $13.03      $12.01
Net investment income 2                                   0.19        0.24        0.21        0.16
Net realized and unrealized
  loss on investments                                    (0.37)      (0.59)      (0.99)      (2.40)
Total from
  investment operations                                  (0.18)      (0.35)      (0.78)      (2.24)
Less distributions
From net investment income                               (0.19)      (0.24)      (0.24)      (0.16)
In excess of
  net investment income                                     -- 3        --          --          --
From net realized gain                                   (0.18)      (0.43)         --          --
                                                         (0.37)      (0.67)      (0.24)      (0.16)
Net asset value,
  end of period                                         $14.05      $13.03      $12.01       $9.61
Total return 4 (%)                                       (1.15) 6    (2.51)      (5.99)     (18.71)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        $1          $2          $2
Ratio of expenses
  to average net assets (%)                               1.84 8      2.01        2.07        2.09
Ratio of net investment income
  to average net assets (%)                               1.88 8      1.93        1.76        1.46
Portfolio turnover (%)                                      94          99          98          86

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-02 1,5
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.93
Net investment income 2                                   0.21
Net realized and unrealized
  loss on investments                                    (2.26)
Total from
  investment operations                                  (2.05)
Less distributions
From net investment income                               (0.27)
Net asset value,
  end of period                                          $9.61
Total return 4 (%)                                      (17.29) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7
Ratio of expenses
  to average net assets (%)                               1.15 8
Ratio of net investment income
  to average net assets (%)                               2.59 8
Portfolio turnover (%)                                      86

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 2.28%, 1.57%, 1.59% and 2.72% for Class A, Class B, Class C and Class I shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Class C and Class I shares began operations on 5-3-99 and on 3-1-02, respectively.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Balanced Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $9,279,593 collateralized by securities in the amount of $4,286,599 and by cash in the amount of $5,194,157. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $24,003,568 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $5,209,333 and December 31, 2010 -- $18,794,235.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $3,094,374. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of December 31, 2002, the components of distributable earnings on a tax basis included $52,161 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $108,265 with regard to sales of Class A shares. Of this amount, $10,230 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $73,926 was paid as sales commissions to unrelated broker-dealers and $24,109 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $7,482 with regard to sales of Class C shares. Of this amount, $6,823 was paid as sales commissions to unrelated broker-dealers and $659 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, CDSCs received by JH Funds amounted to $92,860 for Class B shares and $439 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee on Class A, B and C shares at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (The Class I transfer agent fee will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-01           YEAR ENDED 12-31-02
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       5,688,878     $71,521,602     1,655,781     $18,149,560
Distributions reinvested     290,907       3,483,996       217,112       2,245,872
Repurchased               (6,034,634)    (76,025,588)   (4,274,681)    (45,682,212)
Net decrease                 (54,849)    ($1,019,990)   (2,401,788)   ($25,286,780)

CLASS B SHARES
Sold                         740,566      $9,151,824       713,803      $7,600,609
Distributions reinvested      81,372         976,274        46,702         482,898
Repurchased               (2,855,240)    (35,296,289)   (1,701,248)    (18,229,558)
Net decrease              (2,033,302)   ($25,168,191)     (940,743)   ($10,146,051)

CLASS C SHARES
Sold                         150,792      $1,865,776        89,810        $970,466
Distributions reinvested       3,214          38,343         2,980          30,674
Repurchased                  (59,271)       (731,470)      (93,675)       (974,583)
Net increase (decrease)       94,735      $1,172,649          (885)        $26,557

CLASS I SHARES 1
Sold                              --              --        68,205        $346,726
Issued in reorganization
-- Note G                         --              --       866,555       9,562,352
Distributions reinvested          --              --        15,913         156,598
Repurchased                       --              --      (237,300)     (2,066,643)
Net increase                      --              --       713,373      $7,999,033

NET DECREASE              (1,993,416)   ($25,015,532)   (2,630,043)   ($27,407,241)

1 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases, and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $59,045,719 and $97,615,151, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $64,256,967 and $55,722,425, respectively, during the year ended December 31, 2002.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $123,678,182. Gross unrealized appreciation and depreciation of investments aggregated $11,809,117 and $8,556,950, respectively, resulting in net unrealized appreciation of $3,252,167. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $309,604, an increase in accumulated net investment income of $187,658 and an increase in capital paid-in of $121,946. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to amortization of bond premium and certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $277,588 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $106,333, decrease unrealized appreciation of investments by $30,330 and decrease net realized loss of investments by $136,663. The effect of this change for the year ended December 31, 2002 was to decrease net investment income by $190,635, decrease unrealized appreciation on investments by $66,753 and decrease net realized loss of investments by $257,388.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G
Reorganization

On May 29, 2002, the shareholders of the John Hancock Independence Balanced Fund ("Independence Balanced Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of Independence Balanced Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 866,555 Class I shares of the Fund for the net assets of the Independence Balanced Fund, which amounted to $9,562,352 for Class I shares, respectively, including $1,052,507 of unrealized appreciation, after the close of business on June 7, 2002.

NOTE H
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Balanced Fund,

We have audited the accompanying statement of assets and liabilities of John Hancock Balanced Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Balanced Fund of John Hancock Investment Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 56.73% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1992                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1996                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002)
and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1992                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1992                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1992                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1992                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock Natural
Resource Group, Independence Investment LLC, Independence Fixed
Income LLC, John Hancock Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC
("John Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Subsidiaries, LLC, Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Spectrum Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Bond Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
International         International Fund
                      Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve



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DELIVERY

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John Hancock Funds

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through the U.S. mail, we'll notify you by e-mail when these documents
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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Balanced Fund.

3600A   12/02
         2/03






John Hancock
Large Cap
Equity
Fund

ANNUAL
REPORT

12.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 27

For your information
page 33


Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar-
ily in stocks of
large-capitaliza-
tion companies
believed to be
undervalued.

Over the last twelve months

* Despite record low interest rates, economic growth remained weak, unemployment rates climbed and consumer confidence faltered.

* The U.S. stock market posted its worst decline in 25 years.

* The Fund underwent a major restructuring late last spring, resulting in broader diversification and lower volatility.

[Bar chart with heading "John Hancock Large Cap Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -37.83% total return for Class A. The second bar represents the -38.31% total return for Class B. The third bar represents the -38.31% total return for Class C. The fourth bar represents the -37.55% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top ten holdings

 5.0%   Microsoft
 3.8%   American International Group
 3.8%   Viacom
 3.8%   General Electric
 3.4%   ExxonMobil
 3.2%   Freddie Mac
 2.8%   Coca-Cola Co.
 2.8%   Kraft Foods
 2.6%   Pfizer
 2.6%   Wells Fargo

As a percentage of net assets on December 31, 2002.



MANAGERS'
REPORT

BY PAUL J. BERLINGUET, ROBERT C. JUNKIN, CPA, ROBERT J. UEK, CFA, THOMAS
P. NORTON, CFA, AND ROGER C. HAMILTON, PORTFOLIO MANAGERS

John Hancock
Large Cap Equity Fund

Recently, Robert Junkin joined the Fund's management team. Prior to joining John Hancock in 2002, he was a portfolio manager at Pioneer Investments, Inc. He began his business career in 1988.

Uncertainty weighed heavily on stock prices in 2002, causing the market to decline for the third year in a row. Throughout the year, concerns about the strength of the economic recovery kept a lid on corporate spending. Consumer confidence, which had fueled strong consumer spending, began to falter. Companies were unable to forecast either demand or earnings. Accounting fraud and the possibility of war with Iraq put added pressure on the market.

"Uncertainty weighed
 heavily on stock prices
 in 2002, causing the
 market to decline for
 the third year in a row."

Despite record low interest rates, the stock market became increasingly volatile during the second half of the year. Investors jumped in and out of sectors in search of stocks with cheap valuations (or stock prices relative to other measures like earnings). Some of the most beaten-down names, especially in the technology sector, rallied in the fall, but later retreated as investors took profits. Despite encouraging reports of marginal improvements in demand and capital spending near year-end, the Standard & Poor's 500 Stock Index closed 2002 with a disappointing -22.09% return. Large-cap stocks took the hardest hit due to the complex, global and diversified nature of their businesses.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Equity Fund went through a major restructuring late last spring. We eliminated less established companies from the portfolio and focused exclusively on businesses with proven management teams and strong balance sheets whose shares were selling at attractive prices. We also increased the Fund's diversification across sectors and introduced a more rigorous sell discipline in an effort to better control risk and volatility.

[Photos of Paul Berlinguet, Robert Junkin, Robert Uek,, Thomas Norton and Roger Hamilton flush right next to first paragraph.]

Performance improved in the second half of the year, but not enough to offset the losses incurred early on in the technology, finance, pharmaceuticals, media and industrials sectors. For the year ended December 31, 2002, the Fund's Class A, Class B, Class C and Class I shares returned -37.83%, -38.31%, -38.31% and -37.55%, respectively, at net asset value. These returns lagged those of the average multi-cap core fund, which returned -23.49% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

TECH AND TELECOM SHIFT

Early in 2002, the Fund had sizable concentrations in the economically sensitive tech and telecom sectors, which continued to tumble as the recovery got off to a slow start. We cut the Fund's losses by substantially paring back our stakes in these areas late last spring. Our sales included Parametric Technology, a software developer; Agere Systems, a telecommunications equipment company; and Nextel Communications, a wireless provider. All suffered severe losses. Our focus shifted to companies like Microsoft, which has a steady earnings stream, strong balance sheet and promising new .NET strategy. It was one of our largest investments and strongest performers. Late in the year, we also began adding other well-known technology names, including Cisco Systems, Intel and Nokia, as well as established telecom service providers like Verizon Communications.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 13%, the second is Computers 11%, the third Insurance 10%, the fourth Electronics 8%, and the fifth Retail 7%.]

ADDED DIVERSIFICATION

We eliminated most of the Fund's investment in large pharmaceutical companies during the first half of the year, as concerns about patent expirations, the lack of promising new drugs and manufacturing problems hurt companies like Bristol-Myers Squibb, Schering-Plough and Merck. During the second half, we added health insurers Cigna and UnitedHealth Group, as well as medical equipment companies Medtronic and Johnson & Johnson. Both Medtronic and Johnson & Johnson contributed positively to performance. Despite disappointing performance, we also kept a sizable stake in Pfizer, a well-run drug company with a strong pipeline of new products that should benefit from merging with Pharmacia.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into two sections (from top to left): Common stocks 95%, and Short-term investments & other 5%.]

In the finance area, we sold economically sensitive stocks, including brokerage firms like J.P. Morgan Chase, Morgan Stanley Dean Witter and Charles Schwab. In their place, we added diversified banks like Bank of America, Wells Fargo and Fifth Third Bancorp that benefit in tough times as consumers flock to deposit accounts. We also built large stakes in proven companies whose stocks were temporarily shaken by headline news, such as Freddie Mac, a government mortgage agency, and American International Group, a diversified global insurer.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Liberty Media followed by a down arrow with the phrase "Complex media holding company, slow recovery." The second listing is Parametric Technology followed by a down arrow with the phrase "Weak corporate spending on software." The third listing is Medtronic followed by an up arrow with the phrase "Strong demand for heart devices."]

CHANGES TO CONSUMER FOCUS

Consumer staples stocks held up well as investors searched for safe havens. We took profits in CVS and Gillette after both stocks rallied. We used the proceeds to buy Kraft Foods, a well-managed company that was recently spun-off from Philip Morris, and Coca-Cola, a brand name company in the midst of a promising restructuring. During the second half of the year, we substantially cut our commitment to the consumer discretionary sector. We eliminated poor performers whose prospects had weakened, including Liberty Media, a complex media holding company, and McDonald's, a maturing company grappling with slower growth.

"Our strategy will be to buy
 good businesses when their
 stock prices go on sale..."

IMPROVING OUTLOOK

We are cautiously optimistic that the U.S. economy will continue to show steady improvement. Most U.S. companies are well-positioned for a recovery, having cleared inventory backlogs and boosted productivity. Our strategy will be to buy good businesses when their stock prices go on sale, and sell them when they appreciate. We believe stocks currently represent good buying opportunities, given the strong balance sheets of 80% of the companies on the S&P 500, together with current reasonable valuations. We think large-cap stocks are attractively priced and offer strong long-term prospects as many of the regulatory, disclosure and corporate governance issues that have plagued them this past year disappear.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.


                              Class A      Class B      Class C     Class I 1       Index
Inception date                10-4-49      8-22-91       5-1-98       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                       -40.96%      -41.39%      -39.54%      -37.55%      -22.09%
Five years                      -2.40%       -2.39%          --           --        -0.58%
Ten years                        7.35%        7.09%          --           --         9.34%
Since inception                    --           --        -5.20%      -24.98%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -40.96%      -41.39%      -39.54%      -37.55%      -22.09%
Five years                     -11.44%      -11.39%          --           --        -2.87%
Ten years                      103.20%       98.32%          --           --       144.21%
Since inception                    --           --       -22.08%      -41.00%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $24,421 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Equity Fund, before sales charge, and is equal to $21,387 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Equity Fund, after sales charge, and is equal to $20,320 as of December 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                   12-31-92       5-1-98       3-1-01
Without sales charge                $19,832       $7,869       $5,900
With maximum sales charge                --       $7,791           --
Index                               $24,421       $8,439       $7,295

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                                     ISSUER                                                   VALUE
COMMON STOCKS 95.03%                                                                                $661,915,581
(Cost $674,765,457)

Advertising 0.51%                                                                                     $3,553,000
   55,000                                  Omnicom Group, Inc.                                         3,553,000

Banks -- United States 7.21%                                                                          50,222,600
  250,000                                  Bank of America Corp.                                      17,392,500
   90,000                                  Fifth Third Bancorp                                         5,269,500
  250,000                                  State Street Corp.                                          9,750,000
  380,000                                  Wells Fargo & Co.                                          17,810,600

Beverages 3.84%                                                                                       26,733,608
  150,000                                  Anheuser-Busch Cos., Inc.                                   7,260,000
  444,400                                  Coca-Cola Co. (The)                                        19,473,608

Chemicals 2.24%                                                                                       15,592,500
  525,000                                  Dow Chemical Co. (The)                                     15,592,500

Computers 10.61%                                                                                      73,901,460
1,000,000                                  Cisco Systems, Inc.*                                       13,100,000
  125,000                                  Dell Computer Corp.*                                        3,342,500
2,000,000                                  EMC Corp.                                                  12,280,000
   90,000                                  International Business Mac                                  6,975,000
  678,800                                  Microsoft Corp.*                                           35,093,960
1,000,000                                  Sun Microsystems, Inc.*                                     3,110,000

Cosmetics & Personal Care 1.38%                                                                        9,635,376
   71,100                                  Gillette Co. (The)                                          2,158,596
   87,000                                  Procter & Gamble Co. (The)                                  7,476,780

Diversified Operations 2.04%                                                                          14,179,500
  115,000                                  3M Co.                                                     14,179,500

Electronics 7.71%                                                                                     53,701,100
  485,000                                  Applied Materials, Inc.*                                    6,319,550
1,075,000                                  General Electric Co.                                       26,176,250
  550,000                                  Intel Corp.                                                 8,563,500
  250,000                                  Micron Technology, Inc.                                     2,435,000
  680,000                                  Texas Instruments, Inc.                                    10,206,800

Finance 3.86%                                                                                         26,845,350
  411,000                                  American Express Co.                                       14,528,850
  350,000                                  Citigroup, Inc.                                            12,316,500

Food 3.07%                                                                                            21,349,850
   55,000                                  Kellogg Co.                                                 1,884,850
  500,000                                  Kraft Foods, Inc. (Class A)                                19,465,000

Household 1.85%                                                                                       12,890,250
  425,000                                  Newell Rubbermaid, Inc.                                    12,890,250

Insurance 10.29%                                                                                      71,695,478
  230,000                                  ACE, Ltd. (Bermuda)                                         6,748,200
  160,000                                  Ambac Financial Group, Inc.                                 8,998,400
  460,000                                  American International Group                               26,611,000
       90                                  Berkshire Hathaway, Inc. (Class A)*                         6,547,500
  181,400                                  CIGNA Corp.                                                 7,459,168
1,046,499                                  Travelers Property Casualt                                 15,331,210

Leisure 1.37%                                                                                          9,575,000
  500,000                                  Mattel, Inc.                                                9,575,000

Media 3.80%                                                                                           26,494,000
  650,000                                  Viacom, Inc. (Class B)*                                    26,494,000

Medical 12.52%                                                                                        87,209,189
  175,000                                  Aetna, Inc.                                                 7,196,000
  100,000                                  Anthem, Inc.*                                               6,290,000
  159,500                                  Bard (C.R.), Inc.                                           9,251,000
  145,320                                  Baxter International, Inc.                                  4,068,960
  154,000                                  Gilead Sciences, Inc.*                                      5,236,000
  110,000                                  Johnson & Johnson                                           5,908,100
  124,948                                  Medtronic, Inc.                                             5,697,629
  600,000                                  Pfizer, Inc.                                               18,342,000
  225,000                                  St. Jude Medical, Inc.                                      8,937,000
  195,000                                  UnitedHealth Group, Inc.                                   16,282,500

Mortgage Banking 3.18%                                                                                22,143,750
  375,000                                  Freddie Mac                                                22,143,750

Office 1.75%                                                                                          12,216,000
  200,000                                  Avery Dennison Corp.                                       12,216,000

Oil & Gas 7.09%                                                                                       49,412,550
  205,000                                  Anadarko Petroleum Corp.                                    9,819,500
  175,000                                  BJ Services Co.*                                            5,654,250
  255,000                                  EOG Resources, Inc.                                        10,179,600
  680,000                                  Exxon Mobil Corp.                                          23,759,200

Retail 7.29%                                                                                          50,774,170
  350,000                                  Bed Bath & Beyond, Inc.*                                   12,085,500
  380,000                                  Home Depot, Inc. (The)                                      9,104,800
  180,000                                  Lowe's Cos., Inc.                                           6,750,000
  200,000                                  Safeway, Inc.*                                              4,672,000
  140,000                                  SYSCO Corp.                                                 4,170,600
  277,000                                  Wal-Mart Stores, Inc.                                      13,991,270

Telecommunications 2.28%                                                                              15,887,500
  200,000                                  Nokia Corp., American Depo                                  3,100,000
  330,000                                  Verizon Communications, In                                 12,787,500

Tobacco 1.14%                                                                                          7,903,350
  195,000                                  Philip Morris Cos., Inc.                                    7,903,350


                                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 23.97%                                                                       $166,995,902
(Cost $166,995,902)

Joint Repurchase Agreement 5.14%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by U.S.
Treasury Bond 8.500%, due 02-15-20,
U.S. Treasury Inflation Indexed Notes, 3.000%
thru 3.500%, due 01-15-11 thru 07-15-12, and
U.S. Treasury Notes, 4.625% thru 5.375%,
due 02-28-02 thru 06-30-03)                                                1.15%         $35,818      35,818,000

                                                                                          SHARES
Cash Equivalents 18.83%
AIM Cash Investment Trust**                                                          131,177,902     131,177,902

TOTAL INVESTMENTS 119.00%                                                                           $828,911,483

OTHER ASSETS AND LIABILITIES, NET (19.00%)                                                         ($132,372,535)

TOTAL INVESTMENTS 100.00%                                                                           $696,538,948

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $841,761,359,
  including $128,246,656 of securities loaned)                     $828,911,483
Cash                                                                         72
Receivable for shares sold                                              101,602
Dividends and interest receivable                                     1,046,249
Other assets                                                            199,779

Total assets                                                        830,259,185

LIABILITIES
Payable for shares repurchased                                        1,163,586
Payable for securities on loan                                      131,177,902
Payable to affiliates                                                 1,048,914
Other payables and accrued expenses                                     329,835

Total liabilities                                                   133,720,237

NET ASSETS
Capital paid-in                                                   1,417,321,842
Accumulated net realized loss on investments
  and foreign currency transactions                                (707,831,246)
Net unrealized depreciation of investments
  and translation of assets and liabilities
  in foreign currencies                                             (12,849,884)
Accumulated net investment loss                                        (101,764)

Net assets                                                         $696,538,948

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($364,633,731 [DIV] 30,777,037 shares)                           $11.85
Class B ($290,158,168 [DIV] 25,408,413 shares)                           $11.42
Class C ($40,255,634 [DIV] 3,524,342 shares)                             $11.42
Class I ($1,491,415 [DIV] 125,211 shares)                                $11.91

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($11.85 [DIV] 95%)                                             $12.47
Class C ($11.42 [DIV] 99%)                                               $11.54

 1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $9,558)              $12,868,041
Interest                                                                535,136
Securities lending income                                               407,468

Total investment income                                              13,810,645

EXPENSES
Investment management fee                                             6,666,293
Class A distribution and service fee                                  1,322,031
Class B distribution and service fee                                  4,629,388
Class C distribution and service fee                                    727,163
Class A, B and C transfer agent fee                                   3,366,000
Class I transfer agent fee                                                1,970
Accounting and legal services fee                                       293,938
Custodian fee                                                           186,930
Registration and filing fee                                             135,960
Printing                                                                 97,306
Miscellaneous                                                            72,633
Trustees' fee                                                            71,093
Auditing fee                                                             41,700
Interest expense                                                         43,521
Legal fee                                                                16,783

Total expenses                                                       17,672,709
Less expense reductions                                                  (7,400)

Net expenses                                                         17,665,309

Net investment loss                                                  (3,854,664)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (674,091,518)
Foreign currency transactions                                           (38,654)
Change in net unrealized appreciation (depreciation) of
Investments                                                         122,081,035
Translation of assets and liabilities in foreign currencies                 100

Net realized and unrealized loss                                   (552,049,037)

Decrease in net assets from operations                            ($555,903,701)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                    YEAR           YEAR
                                                   ENDED          ENDED
                                                12-31-01       12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                         ($14,850,016)   ($3,854,664)

Net realized gain (loss)                       3,015,267   (674,130,172)
Change in net unrealized
  appreciation (depreciation)                (63,784,326)   122,081,135

Decrease in net assets
  resulting from operations                  (75,619,075)  (555,903,701)

Distributions to shareholders
From net realized gain
Class A                                      (42,415,150)      (754,424)
Class B                                      (41,037,277)      (634,703)
Class C                                       (6,314,137)       (96,261)
Class I 1                                       (127,065)        (3,128)
                                             (89,893,629)    (1,488,516)
From fund share transactions                 144,061,077   (354,931,656)

NET ASSETS
Beginning of period                        1,630,314,448  1,608,862,821

End of period 2                           $1,608,862,821   $696,538,948

1 Class I shares began operations on 3-1-01.

2 Includes accumulated net investment loss of $77,594 and $101,764, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.32      $21.26      $27.02      $20.93      $19.10
Net investment income (loss) 1                            0.16       0.092       (0.10)      (0.10)         -- 3
Net realized and unrealized
  gain (loss) on investments                              2.85        7.80        0.07       (0.62)      (7.23)
Total from investment
  operations                                              3.01        7.89       (0.03)      (0.72)      (7.23)
Less distributions
From net investment income                               (0.14)         --          --          --          --
From net realized gain                                   (0.93)      (2.13)      (6.06)      (1.11)      (0.02)
                                                         (1.07)      (2.13)      (6.06)      (1.11)      (0.02)
Net asset value,
  end of period                                         $21.26      $27.02      $20.93      $19.10      $11.85
Total return 4 (%)                                       15.95 5     37.89       (2.93)      (3.36)     (37.83)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $421        $604        $774        $768        $365
Ratio of expenses to average
  net assets (%)                                          1.16        1.17        1.14        1.23        1.28
Ratio of adjusted expenses to
  average net assets 6 (%)                                1.18          --          --          --          --
Ratio of net investment income (loss)
  to average net assets (%)                               0.79        0.40       (0.39)      (0.50)       0.02
Portfolio turnover (%)                                      64         113         112          71         114

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.31      $21.20      $26.79      $20.52      $18.55
Net investment income (loss) 1                            0.01       (0.07)      (0.30)      (0.25)      (0.11)
Net realized and unrealized
  gain (loss) on investments                              2.84        7.75        0.09       (0.61)      (7.00)
Total from investment
  operations                                              2.85        7.68       (0.21)      (0.86)      (7.11)
Less distributions
From net investment income                               (0.03)         --          --          --          --
From net realized gain                                   (0.93)      (2.09)      (6.06)      (1.11)      (0.02)
                                                         (0.96)      (2.09)      (6.06)      (1.11)      (0.02)
Net asset value,
  end of period                                         $21.20      $26.79      $20.52      $18.55      $11.42
Total return 4 (%)                                       15.05 5     36.95       (3.64)      (4.12)     (38.31)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $548        $768        $791        $718        $290
Ratio of expenses to average
  net assets (%)                                          1.91        1.88        1.89        1.98        2.03
Ratio of adjusted expenses to
  average net assets 6 (%)                                1.93          --          --          --          --
Ratio of net investment income (loss)
  to average net assets (%)                               0.05       (0.31)      (1.13)      (1.25)      (0.74)
Portfolio turnover (%)                                      64         113         112          71         114

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01    12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.03      $21.20      $26.79      $20.52      $18.55
Net investment income (loss) 1                            0.03       (0.09)      (0.29)      (0.25)      (0.11)
Net realized and unrealized
  gain (loss) on investments                              0.09        7.77        0.08       (0.61)      (7.00)
Total from investment
  operations                                              0.12        7.68       (0.21)      (0.86)      (7.11)
Less distributions
From net investment income                               (0.02)         --          --          --          --
From net realized gain                                   (0.93)      (2.09)      (6.06)      (1.11)      (0.02)
                                                         (0.95)      (2.09)      (6.06)      (1.11)      (0.02)
Net asset value,
  end of period                                         $21.20      $26.79      $20.52      $18.55      $11.42
Total return 4 (%)                                        0.83 5,8   36.94       (3.64)      (4.12)     (38.31)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $13         $66        $120         $40
Ratio of expenses to average
  net assets (%)                                          1.92 9      1.92        1.89        1.98        2.03
Ratio of adjusted expenses to
  average net assets 6 (%)                                1.94 9        --          --          --          --
Ratio of net investment income (loss)
  to average net assets (%)                               0.28 9     (0.40)      (1.14)      (1.25)      (0.75)
Portfolio turnover (%)                                      64         113         112          71         114

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-01 7  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.42      $19.11
Net investment income (loss) 1                           (0.02)       0.07
Net realized and unrealized
  loss on investments                                    (1.18)      (7.25)
Total from investment
  operations                                             (1.20)      (7.18)
Less distributions
From net realized gain                                   (1.11)      (0.02)
Net asset value, end of period                          $19.11      $11.91
Total return 4 (%)                                       (5.53) 8   (37.55)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $2          $1
Ratio of expenses to average
  net assets (%)                                          0.84 9      0.81
Ratio of net investment income (loss)
  to average net assets (%)                              (0.10) 9     0.49
Portfolio turnover (%)                                      71         114

1 Based on the average of the shares outstanding.

2 Class A has net investment income because of its relatively lower class expenses, as compared to other share classes.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Does not take into consideration expense reductions during the period shown.

7 Class C and Class I shares began operations on 5-1-98 and 3-1-01, respectively.

8 Not annualized.

9 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Equity Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distri bution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identi fi able to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $475 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,100,000, and the weighted average interest rate was 2.31%. Interest expense includes $133 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $128,246,656 collateralized by cash in the amount of $131,177,902. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had no open forward foreign currency exchange contracts on December 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $699,230,858 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $1,488,516. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of December 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting princi ples generally ac cepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are re ported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.625% of the Fund's average daily net asset value.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Ac cord ingly, the custody expense reduction amounted to $7,400, and had no impact on the Fund's ratio of expenses to average daily net assets for the year ended December 31, 2002.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Ac cordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as de fined by the Con duct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $641,387 with regard to sales of Class A shares. Of this amount, $73,621 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $472,910 was paid as sales commissions to unrelated broker-dealers and $94,856 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $127,822 with regard to sales of Class C shares. Of this amount, $124,499 was paid as sales commissions to unrelated broker-dealers and $3,323 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, CDSCs received by JH Funds amounted to $1,449,990 for Class B shares and $53,633 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee for Class A, B and C shares at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (The Class I transfer agent fee will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-01            YEAR ENDED 12-31-02
                              SHARES          AMOUNT         SHARES          AMOUNT
CLASS A SHARES
Sold                       14,927,911   $315,337,478      5,740,846     $87,450,937
Distributions reinvested    2,109,657     39,794,264         57,532         693,267
Repurchased               (13,769,824)  (285,877,306)   (15,247,119)   (220,447,731)
Net increase (decrease)     3,267,744    $69,254,436     (9,448,741)  ($132,303,527)

CLASS B SHARES
Sold                        9,388,649   $190,764,814      3,344,095     $51,049,563
Distributions reinvested    2,084,724     38,146,396         45,894         533,749
Repurchased               (11,327,415)  (224,439,370)   (16,689,652)   (233,823,706)
Net increase (decrease)       145,958     $4,471,840    (13,299,663)  ($182,240,394)

CLASS C SHARES
Sold                        4,182,407    $85,805,991      1,196,521     $17,751,342
Distributions reinvested      328,569      6,007,934          7,150          83,160
Repurchased                (1,234,131)   (24,106,791)    (4,153,801)    (58,397,906)
Net increase (decrease)     3,276,845    $67,707,134     (2,950,130)   ($40,563,404)

CLASS I SHARES 1
Sold                          159,620     $3,301,487         95,474      $1,614,797
Distributions reinvested        6,753        127,065            258           3,128
Repurchased                   (40,270)      (800,885)       (96,624)     (1,442,256)
Net increase (decrease)       126,103     $2,627,667           (892)       $175,669

NET INCREASE (DECREASE)     6,816,650   $144,061,077    (25,699,426)  ($354,931,656)

1 Class I shares began operations on 3-1-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $1,185,837,252 and $2,581,531,235, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $850,361,747. Gross unrealized appreciation and depreciation of investments aggregated $26,602,726 and $48,052,990, respectively, resulting in net unrealized depreciation of $21,450,264. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $51,105, a decrease in accumulated net investment loss of $3,830,494 and a decrease in capital paid-in of $3,881,599. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net operating losses and certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Equity Fund of John Hancock Investment Trust,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Large Cap Equity Fund (the "Fund"), one of the portfolios constituting John Hancock Investment Trust, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Large Cap Equity Fund portfolio of John Hancock Investment Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 21.80% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1994                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                            1986               30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002) .

Ronald R. Dion, Born: 1946                                                                   1998               30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                              1994               30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                                1994               30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                  1994               30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                 1994               30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Equity Fund.

5000A  12/02
        2/03






John Hancock
Fundamental
Value Fund

ANNUAL
REPORT

12.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 24

For your information
page 29


Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
by investing
primarily in equity
securities of U.S.
and foreign
companies of any
size that appear to
be undervalued
relative to the
overall market.

Over the last twelve months

* Stocks declined for the third straight year, weighed down by a weak economy, fraudulent corporate behavior and geopolitical unrest.

* The Fund lagged its peers in the first quarter, but outperformed in the other three quarters.

* Finance and utility stocks helped the Fund's performance.

[Bar chart with heading "John Hancock Fundamental Value Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -20.95% total return for Class A. The second bar represents the -21.35% total return for Class B. The third bar represents the -21.35% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.2%   ExxonMobil
 3.5%   Citigroup
 3.0%   Entergy
 2.9%   Wachovia
 2.9%   Verizon Communications
 2.5%   Bank of America
 2.5%   American Express
 2.5%   Morgan Stanley Dean Witter
 2.4%   American International Group
 2.3%   Freddie Mac

As a percentage of net assets on December 31, 2002.



MANAGER'S
REPORT

BY ROGER C. HAMILTON, PORTFOLIO MANAGER

John Hancock
Fundamental Value Fund

The stock market endured a difficult year in 2002, its third consecutive down year. The market was volatile, with investors struggling to come to grips with corporate accounting scandals and lackluster corporate earnings. Furthermore, the U.S. economy did not recover as quickly or strongly as anticipated early in the year. The possibility of war with Iraq cast a shadow of uncertainty that discouraged many corporate executives from increasing spending on capital improvements. For the year, value stocks outperformed growth stocks, although growth stocks performed better during the second half.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2002, John Hancock Fundamental Value Fund's Class A, Class B and Class C shares returned -20.95%, -21.35% and -21.35%, respectively, at net asset value. By comparison, the average large-cap value fund returned -19.95%, according to Lipper, Inc.,1 and the Russell 1000 Value Index returned -15.52%.

"The stock market
 endured a difficult
 year in 2002, its
 third consecutive
 down year..."

The Fund's performance shortfall for the year resulted from the difficulties it encountered during the first quarter. One holding that hurt the Fund was Tyco International. This stock tumbled significantly as the firm's corporate accounting scandal emerged and its earnings and growth rates proved to be lower than the company reported. We exited the stock, but not before absorbing a loss. It was unfortunate that this stock had such an influence on our one-year performance, because the Fund fared much better throughout the rest of the year. In fact, the Fund outperformed its competitors during the last three quarters of 2002.

Fund performance was helped by investments in the finance and utilities sectors. In finance, firms that benefited from low interest rates were strong performers. Within utilities, regulated utilities attracted investors due to the conservative nature of their businesses.

[A photo of Roger Hamilton flush right next to first paragraph.]

PORTFOLIO SHIFTS

At the beginning of 2002, we felt that stocks poised to benefit most from an economic recovery offered the most value. Accordingly, we held several stocks in the technology sector. When emerging economic data showed fewer signs of recovery than expected, we found companies with positive near-term earnings prospects -- including some in health care -- to be attractive. During the latter stages of 2002, we purchased inexpensive stocks in the industrials and materials sectors.

Countrywide Credit Industries proved to be one of the Fund's top-performing stocks, benefiting from the mortgage refinancing boom that accompanied declining interest rates. Countrywide posted stronger and more stable earnings than expected. North Fork Bank Corp., focused on the New York and Connecticut markets, was also lifted by its strong mortgage business. Scripps, largely known for its newspaper business, performed very well due to the solid performance of its cable TV stations.

"Fund performance was
 helped by investments
 in the finance and
 utilities sectors."

On the down side, Citigroup was punished for its exposure to the weak capital markets and its issues with analyst scandals. We took advantage of the stock's weakness to add to the position. Telecom equipment provider Agere Systems also struggled, as telecom service providers held back spending. We subsequently sold the stock. Finally, Cendant Corp.'s travel business did not rebound as well as had been hoped for.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Finance 12%, the second is Oil & gas 11%, the third Banks-U.S. 9%, the fourth Computers 8%, and the fifth Media 7%.]

A SNAPSHOT: THE FUND AT THE END OF 2002

Relative to the Russell 1000 Value Index, the Fund at the end of the year maintained an overweight position in the health-care and technology sectors. Health care offered an attractive risk/reward profile; many large-cap pharmaceutical companies and health-care service providers offered attractive valuations. In technology, we focused primarily on bellwether large-caps such as Microsoft, Dell Computer, IBM, Cisco Systems, Hewlett-Packard and EMC.

While we carried an underweight position in telecommunications, we overweighted the regional Bell operating companies (RBOCs). These firms offered high dividends and improving fundamentals. The FCC approved the RBOCs' entry into the long-distance market and indicated that they may not be required to offer local lines at a discount to long-distance rivals. We invested in media and newspaper stocks that should benefit from deregulation, including Gannett and Scripps. In retail -- a sector that had been severely punished due to indications that consumers were slowing their spending and increasing savings -- we targeted those firms that sell smaller-ticket items, including Talbot's, Jones Apparel and Costco.

A POSITIVE OUTLOOK

We believe the stock market should improve this year. While low business activity may hold some companies back, earnings should improve due to cost cutting and changes in the tax codes that allow companies to accelerate depreciation of hard assets. These factors should improve cash flows enough to stimulate corporate spending, which could help some sectors. We already witnessed some improvement in corporate earnings in the fourth quarter of 2002. Companies currently enjoy better operating leverage that should help their results if the economy shows more signs of turning.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by a down arrow with the phrase "Punished for exposure to capital markets and analyst scandals." The second listing is Cendant followed by a down arrow with the phrase "Travel business did not rebound as well as anticipated." The third listing is Countrywide Credit Industries followed by an up arrow with the phrase "Mortgage refinancing boom kept earnings power strong, stable."]

"We believe the stock
 market should improve
 this year."

Furthermore, the White House and the Federal Reserve Board have committed themselves to support both the economy and the market. After three lean years, many investors are sitting on significant assets, waiting for the right opportunity to re-enter the stock market. We expect a rally at some point during the year, driven by this kind of asset re-allocation.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index that measures
the performance of
those Russell 1000
companies with lower
price-to-book ratios
and lower forecasted
growth values.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                 6-1-01       6-1-01       6-1-01           --

Average annual returns with maximum sales charge (POP)
One year                       -24.92%      -25.28%      -22.93%      -15.52%
Since inception                -18.16%      -18.07%      -16.45%      -13.85%

Cumulative total returns with maximum sales charge (POP)
One year                       -24.92%      -25.28%      -22.93%      -15.52%
Since inception                -27.19%      -27.06%      -24.77%      -21.02%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,898 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Fundamental Value Fund, before sales charge, and is equal to $7,667 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Fundamental Value Fund, after sales charge, and is equal to $7,281 as of December 31, 2002.

                                    Class B      Class C 1
Period beginning                     6-1-01       6-1-01
Without sales charge                 $7,598       $7,598
With maximum sales charge            $7,294       $7,523
Index                                $7,898       $7,898

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule has one main category: common stocks. The common stocks are further broken down by industry group.

SHARES  ISSUER                                                                                                  VALUE
COMMON STOCKS 100.36%                                                                                      $2,269,011
(Cost $2,266,950)

Aerospace  2.50%                                                                                              $56,433
   255  General Dynamics Corp.                                                                                 20,239
   255  Northrop Grumman Corp.                                                                                 24,735
   185  United Technologies Corp.                                                                              11,459

Banks -- United States 8.85%                                                                                  200,069
   815  Bank of America Corp.                                                                                  56,700
 1,605  U.S. Bancorp                                                                                           34,058
 1,810  Wachovia Corp.                                                                                         65,956
   925  Wells Fargo & Co.                                                                                      43,355

Broker Services 0.72%                                                                                          16,344
   240  Goldman Sachs Group, Inc. (The)                                                                        16,344

Chemicals  3.52%                                                                                               79,514
   975  PPG Industries, Inc.                                                                                   48,896
   530  Praxair, Inc.                                                                                          30,618

Computers  7.74%                                                                                              174,943
   925  Cisco Systems, Inc.*                                                                                   12,118
 1,335  Dell Computer Corp.*                                                                                   35,698
 2,850  EMC Corp.*                                                                                             17,499
 2,050  Hewlett-Packard Co.                                                                                    35,588
   395  International Business Machines Corp.                                                                  30,612
   840  Microsoft Corp.*                                                                                       43,428

Cosmetis & Personal Care 2.27%                                                                                 51,308
 1,690  Gillette Co. (The)                                                                                     51,308

Diversified Operations 2.51%                                                                                   56,717
   290  3M Co.                                                                                                 35,757
 2,000  Cendant Corp.*                                                                                         20,960

Electronics  1.05%                                                                                             23,863
   980  General Electric Co.                                                                                   23,863

Finance  12.32%                                                                                               278,577
 1,595  American Express Co.                                                                                   56,383
 2,250  Citigroup, Inc.                                                                                        79,178
   600  MBNA Corp.                                                                                             11,412
   700  Merrill Lynch & Co., Inc.                                                                              26,565
 1,390  Morgan Stanley Dean Witter & Co.                                                                       55,489
 1,435  Washington Mutual, Inc.                                                                                49,550

Food 0.66%                                                                                                     14,988
   385  Kraft Foods, Inc. (Class A)                                                                            14,988

Insurance  4.22%                                                                                               95,451
   720  Ambac Financial Group, Inc.                                                                            40,493
   950  American International Group, Inc.                                                                     54,958

Media  7.16%                                                                                                  161,954
 2,170  AOL Time Warner, Inc.*                                                                                 28,427
   460  Clear Channel Communications, Inc.*                                                                    17,153
 1,030  Disney (Walt) Co. (The)                                                                                16,799
   415  Gannett Co., Inc.                                                                                      29,797
   295  Scripps (E.W.) Co. (The) (Class A)                                                                     22,700
 1,155  Viacom, Inc. (Class B)*                                                                                47,078

Medical  6.42%                                                                                                145,107
   515  Abbott Laboratories                                                                                    20,600
   570  Anthem, Inc.*                                                                                          35,853
   380  Merck & Co., Inc.                                                                                      21,512
   870  Pfizer, Inc.                                                                                           26,596
   970  Pharmacia Corp.                                                                                        40,546

Metal  0.55%                                                                                                   12,398
   420  Alcan, Inc. (Canada)                                                                                   12,398

Mortgage Banking 3.40%                                                                                         76,867
   465  Countrywide Credit Industries, Inc.                                                                    24,017
   895  Freddie Mac                                                                                            52,850

Office  0.81%                                                                                                  18,324
   300  Avery Dennison Corp.                                                                                   18,324

Oil & Gas  11.45%                                                                                             258,983
   630  Anadarko Petroleum Corp.                                                                               30,177
   260  ChevronTexaco Corp.                                                                                    17,285
   840  ConocoPhillips                                                                                         40,648
 1,115  Devon Energy Corp.                                                                                     51,179
 2,740  Exxon Mobil Corp.                                                                                      95,736
   600  Weatherford International Ltd.* (Bermuda)                                                              23,958

Paper & Paper Products 1.55%                                                                                   35,111
   520  Temple-Inland, Inc.                                                                                    23,301
   240  Weyerhauser Co.                                                                                        11,810

Pollution Control 0.97%                                                                                        21,889
   955  Waste Management, Inc.                                                                                 21,889

Retail  6.41%                                                                                                 144,846
   735  Brinker International, Inc.*                                                                           23,704
   680  Costco Wholesale Corp.*                                                                                19,081
 1,030  CVS Corp.                                                                                              25,719
 1,965  Kroger Co. (The)*                                                                                      30,359
 1,490  McDonald's Corp.                                                                                       23,959
   800  Talbots, Inc. (The)                                                                                    22,024

Soap & Cleaning Preparations 0.99%                                                                             22,344
   260  Procter & Gamble Co. (The)                                                                             22,344

Telecommunications 5.21%                                                                                      117,712
   610  BellSouth Corp.                                                                                        15,781
 1,330  SBC Communications, Inc.                                                                               36,056
 1,700  Verizon Communications, Inc.                                                                           65,875

Textile  0.94%                                                                                                 21,264
   600  Jones Apparel Group, Inc.*                                                                             21,264

Transportation 1.27%                                                                                           28,738
   480  Union Pacific Corp.                                                                                    28,738

Utilities  6.87%                                                                                              155,267
 1,475  Entergy Corp.                                                                                          67,245
   955  Exelon Corp.                                                                                           50,395
   740  FirstEnergy Corp.                                                                                      24,398
   220  FPL Group, Inc.                                                                                        13,229

TOTAL INVESTMENTS 100.36%                                                                                  $2,269,011

OTHER ASSETS AND LIABILITIES, NET (0.36%)                                                                     ($8,106)

TOTAL NET ASSETS 100.00%                                                                                   $2,260,905

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.





ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $2,266,950)                             $2,269,011
Receivable for investments sold                                         8,486
Dividends receivable                                                    1,464
Receivable from affiliates                                              2,328
Other assets                                                               66

Total assets                                                        2,281,355

LIABILITIES
Due to custodian                                                        3,158
Other payables and accrued expenses                                    17,292

Total liabilities                                                      20,450

NET ASSETS
Capital paid-in                                                     2,991,543
Accumulated net realized loss on investments                         (732,696)
Net unrealized appreciation of investments                              2,061
Accumulated net investment loss                                            (3)

Net assets                                                         $2,260,905

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,230,531 [DIV] 293,943 shares)                               $7.59
Class B ($15,187 [DIV] 2,000 shares)                                    $7.59
Class C ($15,187 [DIV] 2,000 shares)                                    $7.59

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.59 [DIV] 95%)                                             $7.99
Class C ($7.59 [DIV] 99%)                                               $7.67

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign tax withholding of $9)                      $45,081
Interest                                                                  219

Total investment income                                                45,300

EXPENSES
Investment management fee                                              17,603
Class A distribution and service fee                                    7,443
Class B distribution and service fee                                      127
Class C distribution and service fee                                      127
Transfer agent fee                                                        606
Custodian fee                                                          12,805
Printing                                                               10,079
Auditing fee                                                           10,000
Registration and filing fee                                             7,264
Accounting and legal services fee                                         743
Trustees' fee                                                             127
Miscellaneous                                                             123
Legal fee                                                                  32

Total expenses                                                         67,079
Less expense reductions                                               (35,493)

Net expenses                                                           31,586

Net investment income                                                  13,714

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (674,375)
Change in net unrealized appreciation (depreciation)
  of investments                                                       56,193

Net realized and unrealized loss                                     (618,182)

Decrease in net assets from operations                              ($604,468)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                         PERIOD          YEAR
                                                          ENDED         ENDED
                                                       12-31-01 1    12-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                    $2,741       $13,714
Net realized loss                                       (58,343)     (674,375)
Change in net unrealized
  appreciation (depreciation)                           (54,132)       56,193

Decrease in net assets
  resulting from operations                            (109,734)     (604,468)

Distributions to shareholders
From net investment income
Class A                                                 (11,414)      (13,448)
Class B                                                      --           (16)
Class C                                                      --           (15)
                                                        (11,414)      (13,479)
From Fund share transactions                          3,000,000            --

NET ASSETS
Beginning of period                                          --     2,878,852

End of period 2                                      $2,878,852    $2,260,905

1 Class A, Class B and Class C began operations on 6-1-01.

2 Includes accumulated net investment loss of none and $3, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-01 1  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.66
Net investment income 2                                   0.01        0.05
Net realized and unrealized
  loss on investments                                    (0.31)      (2.07)
Total from
  investment operations                                  (0.30)      (2.02)
Less distributions
From net investment income                               (0.04)      (0.05)
Net asset value,
  end of period                                          $9.66       $7.59
Total return 3,4 (%)                                     (3.00) 5   (20.95)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3          $2
Ratio of expenses
  to average net assets (%)                               1.25 6      1.25
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.18 6      2.66
Ratio of net investment income
  to average net assets (%)                               0.18 6      0.55
Portfolio turnover (%)                                      55         240

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.66
Net investment income (loss) 2                           (0.03)       0.01
Net realized and unrealized
  loss on investments                                    (0.31)      (2.07)
Total from
  investment operations                                  (0.34)      (2.06)
Less distributions
From net investment income                                  --       (0.01)
Net asset value,
  end of period                                          $9.66       $7.59
Total return 3,4 (%)                                     (3.40) 5   (21.35)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8
Ratio of expenses
  to average net assets (%)                               1.91 6      1.70
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.84 6      3.11
Ratio of net investment income (loss)
  to average net assets (%)                              (0.46) 6     0.09
Portfolio turnover (%)                                      55         240

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.66
Net investment income (loss) 2                           (0.03)       0.01
Net realized and unrealized
  loss on investments                                    (0.31)      (2.07)
Total from
  investment operations                                  (0.34)      (2.06)
Less distributions
From net investment income                                  --       (0.01)
Net asset value,
  end of period                                          $9.66       $7.59
Total return 3,4 (%)                                     (3.40) 5   (21.35)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8
Ratio of expenses
  to average net assets (%)                               1.91 6      1.70
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.84 6      3.11
Ratio of net investment income (loss)
  to average net assets (%)                              (0.46) 6     0.09
Portfolio turnover (%)                                      55         240


1 Class A, Class B and Class C shares began operations on 6-1-01.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Fundamental Value Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $610,693 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $32,647, December 31, 2010 -- $578,046. Additionally, net capital losses of $5,061 attributable to security transactions incurred after October 31, 2002 are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $13,479. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent on an annual basis, to the sum of: (a) 0.70% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.65% of the next $500,000,000, (c) 0.60% of the next
$1,000,000,000 and (d) 0.55% of the Fund's average daily net asset value in excess of $2,000,000,000. The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 0.95% of the Fund's average daily net assets, at least until April 30, 2003. Accordingly, the expense reduction amounted to $35,493 for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received no up-front sales charges with regard to sales of Class A and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 297,943 shares of beneficial interest of the Fund on December 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

              PERIOD ENDED 12-31-01 1    YEAR ENDED 12-31-02
                 SHARES      AMOUNT        SHARES     AMOUNT
CLASS A SHARES
Sold            293,943  $2,960,000            --         --
Net increase    293,943  $2,960,000            --         --

CLASS B SHARES
Sold              2,000     $20,000            --         --
Net increase      2,000     $20,000            --         --

CLASS C SHARES
Sold              2,000     $20,000            --         --
Net increase      2,000     $20,000            --         --

NET INCREASE    297,943  $3,000,000            --         --

1 Class A, Class B and Class C began operations on 6-1-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $6,082,202 and $6,067,972, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $2,383,892. Gross unrealized appreciation and depreciation of investments aggregated $52,781 and $167,662, respectively, resulting in net unrealized depreciation of $114,881. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $22, a decrease in accumulated net investment income of $238 and an increase in capital paid-in of $216. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recom mendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Fundamental Value Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Value Fund (a series of John Hancock Investment Trust) (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               2001                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2001                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  2001                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             2001                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               2001                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2001                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                2001                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2001                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Fundamental Value Fund.

7800A  12/02
        2/03






John Hancock
Strategic Growth
Fund

ANNUAL
REPORT

12.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

Trustees & officers
page 24

For your information
page 29

Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of large-
and medium-
capitalization
companies for
which the man-
agers project an
above-average
growth rate.

Over the last twelve months

* The U.S. economy showed sluggish growth, with corporations cutting spending and consumer confidence wavering.

* For the first time since 1942, stocks declined for the third consecutive year.

* Economically sensitive stocks, particularly in the technology and finance sectors, hurt the Fund's performance.

[Bar chart with heading "John Hancock Strategic Growth Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -29.26% total return for Class A. The second bar represents the -29.60% total return for Class B. The third bar represents the -29.60% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.3%   Pfizer
 4.2%   Microsoft
 3.1%   General Electric
 2.8%   Cisco Systems
 2.5%   Wellpoint Health Networks
 2.5%   Cardinal Health
 2.5%   Citigroup
 2.4%   Bank of America
 2.4%   Charles River Laboratories International
 2.4%   BEA Systems

As a percentage of net assets on December 31, 2002.



MANAGERS'
REPORT

BY PAUL J. BERLINGUET FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Strategic Growth Fund

The long-awaited stock market turnaround failed to materialize in 2002. Stocks posted their worst decline in 25 years, driven down by the slow economic recovery, weak corporate spending, concerns about accounting fraud and the possibility of a prolonged war with Iraq. Despite record low interest rates, consumer confidence flagged during the second half of the year. The added potential for a slowdown in consumer spending forced stock prices even lower.

As investors moved from sector to sector in search of cheap valuations that would offer some downside protection, the market became very volatile. Growth stocks were especially hard hit as investors worried that their valuations were too high given the slowdown in earnings growth rates. Beaten-down technology stocks enjoyed a strong rally last October and November, but later retreated as investors took profits. The Russell 1000 Growth Index posted a disappointing --27.88% return for the year ended December 31, 2002. Large-cap stocks, with their complex business structures, declined more than mid-cap names.

"Stocks posted
 their worst decline
 in 25 years..."

REVIEWING PERFORMANCE

John Hancock Strategic Growth Fund targeted large- and mid-cap growth stocks with reasonable valuations and improving earnings growth prospects. With most growth stocks sustaining sharp losses, however, there were few places to hide. For the year ending December 31, 2002, the Fund's Class A, Class B and Class C shares returned -29.26%, -29.60% and -29.60%, respectively, at net asset value. The Fund lagged the average multi-cap growth fund, which returned -21.75%, according to Lipper, Inc.1 The Fund's early bias toward more economically sensitive names and its below-average stake in the better-performing consumer staples sector hurt performance.

[A photo of Paul Berlinguet flush right next to first paragraph.]

STEMMING LOSSES

Our biggest disappointments included well-run technology companies with strong product offerings that would benefit from an economic recovery. Retek, a software company specializing in supply chain management for retailers, as well as semiconductor manufacturers Intel and Semtech, were among the Fund's worst performers. We sold Retek and Semtech as prospects weakened, but held onto Intel. We also exited TMP Worldwide, which owns Monster.com. Its stock sank as the job recovery stalled.

"Some of our largest
 health-care investments
 turned in poor results..."

We reduced our stakes in several stocks as their prices fell. Citigroup, a leading global, diversified financial services company, lost ground as nervous investors shunned companies with complex balance sheets. In addition, investors worried about Citigroup's investment banking, brokerage and Latin American exposure. We cut back as well on AOL Time Warner, which suffered from slowing subscriber growth rates, a lack of financial flexibility and the expiration of multi-year online advertising contracts.

FAVORING HEALTH CARE

Our biggest sector was health care, which accounted for 27% of the Fund's assets. Some of our largest health-care investments turned in poor results, including pharmaceuticals like Pfizer and Wyeth. Concerns surrounding patent expirations, the lack of new blockbuster drugs, potential health-care reform and manufacturing issues pummeled the industry. We held on to Pfizer, which has a strong new product pipeline, compelling valuation and cost savings opportunities offered by its merger with Pharmacia. But we sold Wyeth, as sales declined for its leading hormone replacement drug. Fallout from the drug industry's problems also hurt Cardinal Health, a drug distributor with growing market share.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 27%, the second is Computers 14%, the third Electronics 11%, the fourth Retail 9%, and the fifth Finance 8%.]

We broadened our health-care stake during the second half of the year, adding health insurers like Wellpoint Health Networks and UnitedHealth Group. Both benefited from strong pricing trends. Our best performers included new additions Johnson & Johnson, a diversified health-care company, and Medtronic, a medical equipment company. We held on to Gilead Sciences, a biotechnology company that develops AIDs treatments, as well as Varian Medical Systems, a company that sells diagnostic tools for cancer screening. Both rallied as demand for their products swelled. Another new investment was Charles River Laboratories, which breeds laboratory animals for drug testing. Its stock held up well.

SELLING AND BUYING

The Fund always reflects a mix of our best investment ideas in the large- and mid-cap growth sectors. When a stock appreciates to what we believe is full valuation, we take profits and look for better opportunities elsewhere. Among the names we sold were General Dynamics, whose stock had risen in anticipation of increased defense spending, and Sealed Air, a packaging manufacturer that rallied following the settlement of pending asbestos litigation. We also took profits and reduced our stakes in Omnicom, a global advertising agency, and Staples.

We used sales proceeds to buy good businesses with strong balance sheets and prospects whose share prices were on sale. Our purchases included Cisco Systems, the leader in network equipment. It continues to gain market share, maintain profit margins and generate huge cash flows. We also kept a large stake in Microsoft, which declined much less than the market during the past year, thanks to its strong balance sheet, steady earnings stream and promising prospects from its .NET strategy that helps integrate applications on the Internet. We added to our investments in Bank of America, a diversified bank, and General Electric, a well-run company with a strong management team and leading competitive position.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by a down arrow with the phrase "Complex balance sheet, headline news." The second listing is TMP Worldwide followed by a down arrow with the phrase "Slowdown in hiring, weakening prospects." The third listing is BEA Systems followed by an up arrow with the phrase "Strong demand, quality software products."]

PREPARING FOR RECOVERY

Barring a prolonged war with Iraq or another terrorist attack, we expect the U.S. economy to slowly but steadily gain momentum. Once earnings and demand are easier to forecast, corporations will start spending again. As corporate spending picks up, stock prices should rally. Most U.S. companies are well-positioned for a recovery, having already cut costs and boosted productivity. In addition, about 80% of the companies in the S&P 500 have strong balance sheets. Most stocks are also selling at reasonable valuations. We plan to balance the portfolio between companies whose earnings growth has slowed because of the economy -- causing their valuations to fall -- and those that have kept up their growth rates in spite of the economy.

"Most U.S. companies are well-
 positioned for a recovery..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

The index used for
comparison is the
Russell 1000 Growth
Index, an unmanaged
index that measures
the performance of
those Russell 1000
companies with higher
price-to-book ratios
and higher forecasted
values.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                12-3-01      12-3-01      12-3-01           --

Average annual returns with maximum sales charge (POP)
One year                       -32.77%      -33.12%      -30.99%      -27.88%
Since inception                -29.93%      -29.60%      -27.56%      -26.18%

Cumulative total returns with maximum sales charge (POP)
One year                       -32.77%      -33.12%      -30.99%      -27.88%
Since inception                -31.81%      -31.47%      -29.33%      -28.02%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,198 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Growth Fund, before sales charge, and is equal to $7,180 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Strategic Growth Fund, after sales charge, and is equal to $6,819 as of December 31, 2002.

                                    Class B      Class C 1
Period beginning                    12-3-01      12-3-01
Without sales charge                 $7,138       $7,138
With maximum sales charge            $6,853       $7,067
Index                                $7,198       $7,198

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                 VALUE
COMMON STOCKS 102.79%                                                                                      $1,470,138
(Cost $1,504,649)

Advertising  0.90%                                                                                            $12,920
   200   Omnicom Group, Inc.                                                                                   12,920

Banks -- Superregional 3.46%                                                                                   49,423
   500   Bank of America Corp.                                                                                 34,785
   250   Fifth Third Bancorp                                                                                   14,638

Banks -- United States 3.16%                                                                                   45,245
   600   State Street Corp.                                                                                    23,400
   500   TCF Financial Corp.                                                                                   21,845

Broker Services 1.68%                                                                                          23,971
   352   Goldman Sachs Group, Inc. (The)                                                                       23,971

Business Services -- Misc. 1.86%                                                                               26,592
   425   Block, H & R, Inc.                                                                                    17,085
   300   Hewitt Associates, Inc. (Class A)*                                                                     9,507

Chemicals 1.50%                                                                                                21,490
   372   Praxair, Inc.                                                                                         21,490

Computers 13.73%                                                                                              196,314
 3,000   BEA Systems, Inc.*                                                                                    34,410
 3,000   Cisco Systems, Inc.*                                                                                  39,300
 3,000   EMC Corp.*                                                                                            18,420
   300   International Business Machines Corp.                                                                 23,250
 1,500   McDATA Corp. (Class B)*                                                                               10,545
 1,150   Microsoft Corp.*                                                                                      59,455
   700   VERITAS Software Corp.*                                                                               10,934

Cosmetics & Personal Care 1.88%                                                                                26,935
   500   Avon Products, Inc.                                                                                   26,935

Diversified Operations 2.16%                                                                                   30,825
   250   3M Co.                                                                                                30,825

Electronics 11.35%                                                                                            162,283
 1,000   Altera Corp.*                                                                                         12,330
   400   Analog Devices, Inc.*                                                                                  9,548
 4,000   Atmel Corp.*                                                                                           8,920
 1,700   Flextronics International Ltd.* (Singapore)                                                           13,923
 1,800   General Electric Co.                                                                                  43,830
 1,400   Intel Corp.                                                                                           21,798
   450   L-3 Communications Holdings, Inc.*                                                                    20,209
   700   Microchip Technology, Inc.                                                                            17,115
 1,500   Micron Technology, Inc.*                                                                              14,610

Food 0.65%                                                                                                      9,344
   400   Safeway, Inc.*                                                                                         9,344

Finance 8.39%                                                                                                 120,056
   600   American Express Co.                                                                                  21,210
   300   BlackRock, Inc. *                                                                                     11,820
 1,000   Citigroup, Inc.                                                                                       35,190
   700   Concord EFS, Inc.*                                                                                    11,018
   450   Legg Mason, Inc.                                                                                      21,843
   500   Merrill Lynch & Co., Inc.                                                                             18,975

Household 2.33%                                                                                                33,363
 1,100   Newell Rubbermaid, Inc.                                                                               33,363

Insurance 2.73%                                                                                                38,980
   400   American International Group, Inc.                                                                    23,140
   400   RenaissanceRe Holdings Ltd. (Bermuda)                                                                 15,840

Media 4.65%                                                                                                    66,454
   800   AOL Time Warner, Inc.*                                                                                10,480
   900   Comcast Corp. (Special Class A)*                                                                      20,331
   300   Clear Channel Communications, Inc.*                                                                   11,187
   600   Viacom, Inc. (Class B)*                                                                               24,456

Medical 20.20%                                                                                                288,965
   400   Biogen, Inc.*                                                                                         16,024
   600   Cardinal Health, Inc.                                                                                 35,514
   900   Charles River Laboratories International, Inc.*                                                       34,632
   800   Gilead Sciences, Inc.*                                                                                27,200
   300   HCA, Inc.                                                                                             12,450
   500   Johnson & Johnson                                                                                     26,855
   600   Medtronic, Inc.                                                                                       27,360
   200   Quest Diagnostics, Inc.*                                                                              11,380
   400   UnitedHealth Group, Inc.                                                                              33,400
   576   Varian Medical Systems, Inc.*                                                                         28,570
   500   Wellpoint Health Networks, Inc.*                                                                      35,580

Medical -- Drugs 6.59%                                                                                         94,287
   700   King Pharmaceuticals, Inc.*                                                                           12,033
 2,007   Pfizer, Inc.                                                                                          61,354
   500   Pharmacia Corp.                                                                                       20,900

Oil & Gas 3.30%                                                                                                47,197
   300   Anadarko Petroleum Corp.                                                                              14,370
   500   ENSCO International, Inc.                                                                             14,725
   600   Patterson-UTI Energy, Inc.*                                                                           18,102

Retail 8.96%                                                                                                  128,124
 1,300   Home Depot, Inc. (The)                                                                                31,148
   500   Kohl's Corp.*                                                                                         27,975
 1,600   Office Depot, Inc.*                                                                                   23,616
 1,100   Staples, Inc.*                                                                                        20,130
   500   Wal-Mart Stores, Inc.                                                                                 25,255

Telecommunications 3.31%                                                                                       47,370
 6,000   JDS Uniphase Corp.*                                                                                   14,820
 1,100   Nokia Corp., American Depositary Receipt (Finland)                                                    17,050
   400   Verizon Communications, Inc.                                                                          15,500

                                                                              INTEREST           PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE      (000s OMITTED)     VALUE
SHORT-TERM INVESTMENTS 3.70%                                                                                  $53,000
(Cost $53,000)

Joint Repurchase Agreement 3.70%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by
U.S. Treasury Bond 8.500% due 02-15-20, U.S.
Treasury Notes 4.625% due 02-28-03 and
5.375% due 06-30-03, U.S. Treasury Inflation Indexed
Notes 3.500% due 01-15-11 and 3.000%
due 07-15-12)                                                                    1.15%                 $53     53,000

TOTAL INVESTMENTS 106.49%                                                                                  $1,523,138

OTHER ASSETS AND LIABILITIES, NET (6.49%)                                                                    ($92,884)

TOTAL NET ASSETS 100.00%                                                                                   $1,430,254

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,557,649)                             $1,523,138
Cash                                                                      517
Receivable for investments sold                                         1,236
Dividends and interest receivable                                      29,757
Receivable from affiliates                                             16,582
Other assets                                                               40

Total assets                                                        1,571,270

LIABILITIES
Payable for investments purchased                                     125,019
Other payables and accrued expenses                                    15,997

Total liabilities                                                     141,016

NET ASSETS
Capital paid-in                                                     1,982,720
Accumulated net realized loss on investments                         (517,954)
Net unrealized depreciation of investments                            (34,511)
Accumulated net investment loss                                            (1)

Net assets                                                         $1,430,254

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,401,767 [DIV] 196,000 shares)                               $7.15
Class B ($14,244 [DIV] 2,000 shares)                                    $7.12
Class C ($14,243 [DIV] 2,000 shares)                                    $7.12

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.15 [DIV] 95%)                                             $7.53
Class C ($7.12 [DIV] 99%)                                               $7.19

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002
This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                             $11,183
Interest (net of security lending income of $275)                       1,415

Total investment income                                                12,598

EXPENSES
Investment management fee                                              12,435
Class A distribution and service fee                                    4,875
Class B distribution and service fee                                      140
Class C distribution and service fee                                      140
Transfer agent fee                                                      2,233
Auditing fee                                                           10,000
Custodian fee                                                           9,553
Printing                                                                7,739
Registration and filing fee                                             7,047
Accounting and legal services fee                                         489
Excise tax expense                                                        236
Miscellaneous                                                             229
Trustees' fees                                                             95
Legal fees                                                                 25

Total expenses                                                         55,236
Less expense reductions                                               (31,845)

Net expenses                                                           23,391

Net investment loss                                                   (10,793)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (502,842)
Change in net unrealized appreciation (depreciation)
  of investments                                                      (79,192)

Net realized and unrealized loss                                     (582,034)

Decrease in net assets from operations                              ($592,827)

1 Class A, Class B and Class C began operations on 12-3-01.

2 Includes accumulated net investment income (loss) of $6,014 and $1, respectively.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                     PERIOD          YEAR
                                                      ENDED         ENDED
                                                   12-31-01 1    12-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($474)     ($10,793)
Net realized loss                                   (15,112)     (502,842)
Change in net unrealized
  appreciation (depreciation)                        44,681       (79,192)
Increase (decrease) in net assets
  resulting from operations                          29,095      (592,827)

Distributions to shareholders
From net investment income
Class A                                                  --        (5,941)
Class B                                                  --           (37)
Class C                                                  --           (36)
                                                         --        (6,014)
From Fund share transactions                      2,000,000            --

NET ASSETS
Beginning of period                                      --     2,029,095

End of period 2                                  $2,029,095    $1,430,254

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-01 1  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.15
Net investment loss 2                                       -- 3     (0.05)
Net realized and unrealized
  gain (loss) on investments                              0.15       (2.92)
Total from investment
  operations                                              0.15       (2.97)
Less distributions
From net investment income                                  --       (0.03)
Net asset value,
  end of period                                         $10.15       $7.15
Total return 4,5 (%)                                      1.50 6    (29.26)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $2          $1
Ratio of expenses to
  average net assets (%)                                  1.40 7      1.40
Ratio of adjusted expenses
  to average net assets 8 (%)                            12.80 7      3.32
Ratio of net investment loss
  to average net assets (%)                              (0.29) 7    (0.64)
Portfolio turnover (%)                                       6         254

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.14
Net investment loss 2                                    (0.01)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              0.15       (2.90)
Total from investment
  operations                                              0.14       (3.00)
Less distributions
From net investment income                                  --       (0.02)
Net asset value,
  end of period                                         $10.14       $7.12
Total return 4,5 (%)                                      1.40 6    (29.60)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        -- 9
Ratio of expenses to
  average net assets (%)                                  2.10 7      1.95
Ratio of adjusted expenses
  to average net assets 8 (%)                            13.50 7      3.87
Ratio of net investment loss
  to average net assets (%)                              (0.99) 7    (1.19)
Portfolio turnover (%)                                       6         254

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-01 1  12-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.14
Net investment loss 2                                    (0.01)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              0.15       (2.90)
Total from investment
  operations                                              0.14       (3.00)
Less distributions
From net investment income                                  --       (0.02)
Net asset value,
  end of period                                         $10.14       $7.12
Total return 4,5 (%)                                      1.40 6    (29.60)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        -- 9
Ratio of expenses to
  average net assets (%)                                  2.10 7      1.95
Ratio of adjusted expenses
  to average net assets 8 (%)                            13.50 7      3.87
Ratio of net investment loss
  to average net assets (%)                              (0.99) 7    (1.19)
Portfolio turnover (%)                                       6         254

1 Class A, Class B and Class C shares began operations on 12-3-01.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Strategic Growth Fund (the "Fund") is a non-diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $496,382 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $6,014. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.10% of the Fund's average daily net assets, at least until April 30, 2003. Accordingly, the expense reduction amounted to $31,845 for the year ended December 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received no up-front sales charges with regard to sales of Class A and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on December 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par va lue.

                 PERIOD ENDED 12-31-01 1    YEAR ENDED 12-31-02
                  SHARES        AMOUNT      SHARES       AMOUNT
CLASS A SHARES
Sold             196,000   $1,960,000           --           --
Net increase     196,000   $1,960,000           --           --

CLASS B SHARES
Sold               2,000      $20,000           --           --
Net increase       2,000      $20,000           --           --

CLASS C SHARES
Sold               2,000      $20,000           --           --
Net increase       2,000      $20,000           --           --

NET INCREASE     200,000   $2,000,000           --           --

1 Class A, Class B and Class C shares began operations on 12-3-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $4,201,205 and $4,099,635, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $1,579,221. Gross unrealized appreciation and depreciation of investments aggregated $59,312 and $115,395, respectively, resulting in net unrealized depreciation of $56,083. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $10,792 and a decrease in capital paid-in of $10,792. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net operating loss in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Change in independent auditor

Based on the recom mendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Pricewaterhouse-Coopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Pricewaterhouse-Coopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Strategic Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Strategic Growth Fund (a series of John Hancock Investment Trust) (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2003


TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 20.14% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               2001                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2001                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  2001                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             2001                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               2001                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2001                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                2001                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2001                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

Susan S. Newton, Born: 1950                                                                                     2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA 02217-1000

By express mail                         John Hancock Signature Services, Inc.
                                        Attn: Mutual Fund Image Operations
                                        529 Main Street
                                        Charlestown, MA 02129

Customer service representatives        1-800-225-5291

24-hour automated information           1-800-338-8080

TDD line                                1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Strategic Growth Fund.

8900A 12/02
       2/03